Exhibit 99.1
                                                                 ------------

                                MERGER AGREEMENT


                                  BY AND AMONG


                          GALILEO INTERNATIONAL, INC.,


                             GALILEO ACQUISITION CO.


                                       AND


                                 TRIP.COM, INC.

                                TABLE OF CONTENTS

SECTION      HEADING                                                       PAGE

ARTICLE I    THE MERGER......................................................1

Section 1.1. Merger and the Surviving Corporation............................1
Section 1.2. Conversion of Stock.............................................3
Section 1.3. Escrow..........................................................5
Section 1.4. Treatment of Outstanding Company Stock Options..................8
Section 1.5. Surrender of Certificates.......................................9
Section 1.6. Withholding Rights..............................................10
Section 1.7. Reliance Upon Exemption.........................................10
Section 1.8. Stock Certificate Legend........................................10
Section 1.9. Tax Consequences................................................11

ARTICLE 2    REPRESENTATIONS AND WARRANTIES OF THE COMPANY...................11

Section 2.1. Corporate Status of the Company.................................11
Section 2.2. Authority of the Company........................................11
Section 2.3. Capitalization..................................................12
Section 2.4. Equity Interests of the Company.................................13
Section 2.5. Annual Financial Statements Previously Delivered................13
Section 2.6. Interim Financial Statements....................................14
Section 2.7. Operations......................................................14
Section 2.8. Liabilities and Obligations of the Company......................16
Section 2.9. Title...........................................................16
Section 2.10. Inventories....................................................17
Section 2.11. Information and Access.........................................17
Section 2.12. Insurance......................................................17
Section 2.13. Litigation and Claims..........................................18
Section 2.14. Employment Obligations.........................................18
Section 2.15. Compliance with ERISA..........................................19
Section 2.16. Environmental Matters..........................................21
Section 2.17. Union Relations................................................22
Section 2.18. Preservation of Business Relationships.........................22
Section 2.19. Taxes..........................................................22
Section 2.20. Material Agreements............................................24
Section 2.21. No Default under Agreements....................................25
Section 2.22. Compliance with Laws...........................................25
Section 2.23. Licenses, Permits and Approvals................................26
Section 2.24. Accounts Receivable............................................26
Section 2.25. Patents, Trademarks, Etc.......................................26
Section 2.26. Bank Accounts..................................................29
Section 2.27. Real Property Matters..........................................29
Section 2.28. Assets and Properties..........................................30
Section 2.29. Disclosure.....................................................30
Section 2.30. Updating of Schedules..........................................30
Section 2.31. Location of Assets.............................................30
Section 2.32. Proxy Statement................................................30

ARTICLE 3 REPRESENTATIONS AND WARRANTIES OF GALILEO AND THE MERGER SUB.......31

Section 3.1. Corporate Status of Galileo.....................................31
Section 3.2. Authority.......................................................31
Section 3.3. Authority of Galileo and Merger Sub.............................31
Section 3.4. Capital Structure...............................................31
Section 3.5. SEC Documents; Galileo Financial Statements.....................31
Section 3.6. No Material Adverse Change......................................32
Section 3.7. Litigation......................................................32

ARTICLE 4 CONDITIONS PRECEDENT TO OBLIGATIONS OF GALILEO AND THE MERGER SUB..32

Section 4.1. Accuracy of Representations, Warranties and Covenants...........32
Section 4.2. HSR Act.........................................................33
Section 4.3. Licenses, Permits, Approvals, Etc...............................33
Section 4.4. Employment Agreements...........................................33
Section 4.5. Approval of Legal Matters by Counsel............................33
Section 4.6. No Adverse Proceedings..........................................33
Section 4.7. Receipt of Closing Documents....................................33
Section 4.8. Approval of Updated Schedules...................................33
Section 4.9. Third Party Consents............................................34
Section 4.10. Company Stockholder Approval...................................34
Section 4.11. Tax Opinion....................................................34
Section 4.12. Dissenting Company Stock.......................................34
Section 3.4. Exemption.......................................................34

ARTICLE 5 CONDITIONS PRECEDENT TO OBLIGATIONS OF THE COMPANY.................34

Section 5.1. Accuracy of Representations, Warranties and Covenants...........34
Section 5.2. HSR Act.........................................................35
Section 5.3. Receipt of Closing Documents....................................35
Section 5.4. Approval of Legal Matters by Counsel............................35
Section 5.5. Company Stockholder Approval....................................35
Section 5.6. Tax Opinion.....................................................35

ARTICLE 6 CLOSING............................................................35

Section 6.1. Date, Time and Place of Closing.................................35
Section 6.2. Documents to be Delivered by the Company to Galileo.............36
Section 6.3. Items to Be Delivered by Galileo................................37

ARTICLE 7 FURTHER AGREEMENTS.................................................38

Section 7.1. Commissions and Expenses of Sale................................38
Section 7.2. Other Acquisition Proposals.....................................38
Section 7.3. Approvals and Consents..........................................38
Section 7.4. Company Stockholder Approval....................................39
Section 7.5. FIRPTA..........................................................39
Section 7.6. Registration Statements.........................................39

ARTICLE 8 AMENDMENT AND TERMINATION..........................................39

Section 8.1. Amendment.......................................................39
Section 8.2. Termination.....................................................39
Section 8.3. Effect of Termination...........................................40
Section 8.4. Waiver..........................................................40

ARTICLE 9 SURVIVAL OF REPRESENTATIONS AND INDEMNIFICATION....................41

Section 9.1. Survival of Representations and Warranties......................41
Section 9.2. Indemnification by the Company..................................41

ARTICLE 10 REGISTRATION OF GALILEO SHARES....................................42


ARTICLE 11 MISCELLANEOUS PROVISIONS..........................................42

Section 11.1. Notices........................................................42
Section 11.2. Further Assurance..............................................43
Section 11.3. Execution and Counterparts.....................................44
Section 11.4. Headings.......................................................44
Section 11.5. Effectiveness..................................................44
Section 11.6. Miscellaneous..................................................44
Section 11.7. Publicity......................................................44

Schedule 2.3 -- Capital Arrangements/Commitments
Schedule 2.4 -- Equity Interests/Investments
Schedule 2.7 -- Operations
Schedule 2.9 -- Title
Schedule 2.12 -- Insurance
Schedule 2.13 -- Litigation and Claims
Schedule 2.14 -- Employment Matters
Schedule 2.14A -- Independent Contractors
Schedule 2.15 -- Employee Benefit Matters
Schedule 2.16 -- Environmental Matters
Schedule 2.17 -- Union Relations
Schedule 2.19 -- Taxes
Schedule 2.20 -- Material Agreements
Schedule 2.23 -- Licenses, Permits and Approvals
Schedule 2.25 -- Intellectual Property
Schedule 2.26 -- Bank Accounts
Schedule 2.27 -- Real Property Matters
Schedule 2.28 -- Assets and Property
Schedule 2.31. -- Location of Assets
Schedule 4.4 -- List of Employees Who are to Sign Employment Agreements
Schedule 4.9 -- Partial List of Contracts Involving Third Party Consents

Exhibit A -- Certificate of Merger
Exhibit B -- Escrow Agreement
Exhibit C -- Stockholders Representations
Exhibit D -- Legal Opinion of Company's Counsel
Exhibit E -- Legal Opinion of Galileo's Counsel

                                MERGER AGREEMENT

        THIS  AGREEMENT  is made and  entered  into as of the 7th day of
February, 2000,  by  and  among  GALILEO  INTERNATIONAL,   INC.,  a  Delaware
corporation (hereinafter referred to as "Galileo"), Galileo Acquisition Co., a Delaware corporation (hereinafter referred to as the "Merger Sub"), and Trip.com, Inc., a Delaware corporation (hereinafter referred to as the "Company");


                                   WITNESSETH:

     WHEREAS, the Merger Sub is a wholly-owned subsidiary of Galileo formed for the purposes of the transaction contemplated hereunder;

         WHEREAS, the respective Boards of Directors of Galileo, the Merger Sub and the Company have approved the merger of the Company with and into the Merger Sub described in Article 1 hereof (hereinafter referred to as the "Merger"), and have determined that the Merger is in the best interests of Galileo, the Merger Sub and the Company and their respective stockholders;

         WHEREAS, for Federal income tax purpose, it is intended that the Merger shall qualify as a reorganization under the provisions of Section 368 of the Internal Revenue Code of 1986, as amended (hereinafter referred to as the "Code");

         NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, the parties hereto hereby agree as follows:


                                    ARTICLE I


                                   THE MERGER

         Section 1.1. Merger and the Surviving Corporation. (a) Subject to the terms and conditions of this Agreement, the Company shall be merged with and into the Merger Sub (which shall be the surviving corporation in the Merger) in accordance with the General Corporation Law of the State of Delaware. The Merger shall become effective upon the filing with the Secretary of State of Delaware of a properly executed certificate of merger with respect thereto in substantially the form which is attached hereto as Exhibit A and hereby made a part hereof (hereinafter referred to as the "Certificate of Merger") or at such later time, if any, as may be agreed to by the parties hereto and specified in the Certificate of Merger. The time when the Merger shall become effective is hereinafter referred to as the "Effective Time." For purposes hereof, the term "Constituent Corporations" shall mean the Merger Sub and the Company and the term "Surviving Corporation" shall mean the Merger Sub as the corporation surviving in the Merger.

         (b) At the Effective Time, by virtue of the Merger, the Company shall be merged with and into the Merger Sub, with the Merger Sub being the surviving corporation, and all the rights, privileges, powers and franchises of each of the Merger Sub and the Company and all property, real, personal and mixed, and all debts due on whatever account, including things in action, and all and every other interest of or belonging to or due to each of the Merger Sub and the Company shall be vested in the Surviving Corporation and shall be as effectually the property of the Surviving Corporation as they were of the Merger Sub and the Company without further act or deed, and the Surviving Corporation shall be responsible and liable for all the debts, liabilities and duties of each of the Merger Sub and the Company, all with the full effect provided for in the General Corporation Law of the State of Delaware. If at any time the Surviving Corporation shall determine or be advised that any further action is necessary or desirable to vest in the Surviving Corporation, according to the terms hereof, title to any property or any rights of the Constituent Corporations or to carry out the purpose of this Agreement, the last acting officers and directors of the Company to the extent such persons are available, or the corresponding officers and directors of the Surviving Corporation, as the case may be, shall be authorized to take such action.

         (c) The certificate of incorporation of the Merger Sub in effect immediately prior to the Effective Time shall be the certificate of incorporation of the Surviving Corporation at and after the Effective Time, until amended in accordance with the provisions thereof and the General Corporation Law of the State of Delaware, except that at the Effective Time such certificate of incorporation shall be amended as set forth in the Certificate of Merger. The Surviving Corporation shall be governed by the laws of the State of Delaware.

         (d) The bylaws of the Merger Sub in effect immediately prior to the Effective Time shall be the bylaws of the Surviving Corporation at and after the Effective Time, until altered, amended or repealed as provided therein and in the certificate of incorporation of the Surviving Corporation.

         (e) The directors of the Merger Sub in office immediately prior to the Effective Time shall be the directors of the Surviving Corporation at and after the Effective Time, until their successors are elected in accordance with the bylaws of the Surviving Corporation.

         (f) The officers of the Merger Sub in office immediately prior to the Effective Time shall be the officers of the Surviving Corporation at and after the Effective Time, holding the offices in the Surviving Corporation which they held in the Merger Sub immediately prior thereto, until their successors are elected or appointed in accordance with the bylaws of the Surviving Corporation.

         (g) From and after the Effective Time, the stock transfer books of the Merger Sub and of the Company shall be closed with respect to any and all shares of the capital stock of the Merger Sub and the Company, respectively, which were issued and outstanding immediately prior to the Effective Time and no transfer of any such shares shall thereafter be made.

         Section 1.2. Conversion of Stock. (a) At the Effective Time of the Merger, by virtue of the Merger and without any action on the part of the Merger Sub, the Company or the holders of any shares of the capital stock of the Company, each share of the Common Stock, $.001 par value of the Company, Series A Preferred Stock, $.001 par value, of the Company, Series B Preferred Stock, $.001 par value, of the Company, Series C Preferred Stock, $.001 par value, of the Company, and Series D Preferred Stock, $.001 par value, of the Company issued and outstanding immediately prior to the Effective Time, other than shares of the capital stock of the Company held by Galileo or any of its wholly-owned subsidiaries (hereinafter referred to collectively as the "Company Stock"), shall be cancelled and be extinguished and be converted into and become a right to receive (hereinafter referred to as the "Merger Consideration"):

         (i) cash in the amount equal to the quotient of $119,000,000 divided by the sum of (x) the aggregate number of shares of the Company Stock issued and outstanding immediately prior to the Effective Time (hereinafter referred to as the "Issued and Outstanding Number"), plus (y) the aggregate number of shares of the Company Stock which the Company would be required to issue to the holders of any options, warrants, convertible securities or other contracts or rights existing immediately prior to the Effective Time (but excluding from said number any shares of the preferred stock of the Company which are included in the Issued and Outstanding Number pursuant to the foregoing clause (x)) entitling the holders thereof or parties thereto to acquire shares of the Company Stock assuming all of such options, warrants, convertible securities or other contracts  or  rights  were  then  fully  exercisable  or  convertible  and were exercised or converted (hereinafter said sum is referred to as the "Fully-diluted Number"), which quotient shall then have subtracted therefrom the quotient of $21,629,279 divided by the Issued and Outstanding Number (the aggregate amount of cash payable pursuant to this clause (i) is hereinafter referred to as the "Merger Cash");

        (ii) the right to receive a proportionate amount of distributions payable to or for the benefit of the holders of the Company Stock pursuant to the Escrow Agreement (as such term is hereinafter defined) pursuant to which Galileo or the Merger Sub will deposit $20,000,000 on the Closing Date for the benefit of the holders of the Company Stock immediately prior to the Effective Time, which proportionate amount shall be equal to the quotient of the amount of any such distribution divided by the Issued and Outstanding Number; and

       (iii) the right to receive that number of shares of the common stock, $.001 par value, of Galileo (hereinafter referred to as the "Galileo Common Stock") which is equal to the quotient of (x) the quotient of $150,000,000 divided by the average of the closing prices for the Galileo Common Stock on the New York Stock Exchange for the ten trading days preceding the date of this Agreement (said average closing price is hereinafter referred to as the "Galileo Common Stock Price") divided by (y) the Fully-diluted Number (the aggregate number of shares of Galileo Common Stock to be issued pursuant to this clause
(iii) (exclusive of any fractional shares and without taking into consideration the application of the following proviso) is hereinafter referred to as the "Merger Shares"); provided, however, that if the sum of (x) the Merger Cash, (y) the $20,000,000 deposited into the Escrow and (z) any cash payable for fractional shares pursuant to Section 1.2(d) hereof (hereinafter the sum of (x), (y) and (z) as calculated without applying the provisions of the second proviso of this clause (iii) is referred to as the "Adjusted Merger Cash") would exceed the aggregate value of the Merger Shares, determined by multiplying the average of the high and low sales prices of a share of Galileo Common Stock on the Closing Date as reported on the New York Stock Exchange (the "Closing Date Price") by the number of Merger Shares (hereinafter said aggregate value of the Merger Shares is referred to as the "Merger Shares Value") then an amount in cash equal to the sum of one-half of such excess plus $10,000 over the Merger Shares Value (the "Excess Cash Amount") will not be paid in cash but will be paid instead in that number of shares of Galileo Common Stock determined by dividing the Excess Cash Amount by the Closing Date Price (hereinafter referred to as the "Supplemental Galileo Common Stock"), and such number of shares of Supplemental Galileo Common Stock divided by the Fully-diluted Number shall be added to the number of shares of Galileo Common Stock determined in accordance with the provisions of this clause (iii) preceding this proviso which are to be paid per share to each holder of the Company Stock; provided, further, that if the Merger Shares Value would exceed the Adjusted Merger Cash without applying the provisions of this proviso (hereinafter the amount of such excess is referred to as the "Excess Merger Shares Value"), Galileo shall have the option of reducing the number of shares of Galileo Common Stock to be issued for each share of Company Stock pursuant to this clause (iii) by that number of shares which is equal to the quotient of that portion of the Excess Merger Shares Value which the Company elects to pay in cash instead of shares of Galileo Common Stock pursuant to the provisions of this proviso divided by the Closing Date Price and then divided by the Fully-diluted Number by paying an additional amount of cash per share of Company Stock pursuant to Section 1.2(a)(i) equal to the quotient of that portion of the Excess Merger Shares Value which Galileo elects to pay in cash instead of shares of Galileo Common Stock pursuant to the provisions of this proviso divided by the Fully-diluted Number.

         (b) Each of the shares of Company Stock held by Galileo or any of its wholly-owned subsidiaries or the Company or any of its wholly-owned subsidiaries immediately prior to the Effective Time shall be cancelled and retired at the Effective Time and no consideration shall be issued in exchange thereof.

         (c) Each outstanding share of the common and preferred stock of the Merger Sub issued and outstanding immediately prior to the Effective Time shall, by virtue of the Merger, remain issued and outstanding as one share of the common stock and preferred stock, as the case may be, of the Surviving Corporation.

         (d) Notwithstanding any other provisions of this Agreement, each holder of shares of Company Stock exchanged pursuant to the Merger who would otherwise have been entitled to receive a fraction of a share of Galileo Common Stock (after taking into account all certificates delivered by such holder) shall receive, in lieu thereof, cash (without interest) in an amount equal to such fractional part of a share of Galileo Common Stock multiplied by the Galileo Common Stock Price. No such holder will be entitled to dividends, voting rights or any other rights as a stockholder in respect of any fractional share.

         (e) Each outstanding share of the Company Stock as to which a written demand for appraisal is filed in accordance with Section 262 of the General Corporation Law of the State of Delaware at or prior to the Meeting (as such term is defined in Section 7.4 hereof) and not withdrawn at or prior to the Meeting and which is not voted in favor of the Merger shall not be converted into or represent a right to receive the Merger Consideration unless and until the holder thereof shall have failed to perfect, or shall have effectively withdrawn or lost his, her or its right to appraisal of and payment for his, her or its Company Stock under said Section 262, at which time his, her or its shares shall be converted into the right to receive the Merger Consideration. All such shares of Company Stock as to which such a written demand for appraisal is so filed and not withdrawn at or prior to the Meeting and which are not voted in favor of the Merger, except any such shares of Company Stock the holder of which, prior to the Effective Time, shall have effectively withdrawn or lost his, her or its right of appraisal and payment for his, her or its shares of Company Stock under said Section 262, are hereinafter referred to as "Dissenting Company Stock." The Company shall give prompt notice to Galileo upon receipt by the Company of any written demand for appraisal rights, withdrawal of such demands, and any other written communications delivered by or to the Company pursuant to said Section 262, and the Company shall give Galileo the opportunity, to the extent permitted by law, to direct all negotiation and proceedings with respect to such demands. The Company shall not voluntarily make any payment with respect to any demands for appraisal rights and shall not, except with the prior written consent of Galileo, settle or offer to settle any such demands. Each holder of Company Stock who becomes entitled, pursuant to provisions of said Section 262, to payment for his, her or its shares of Company Stock under the provisions of said Section 262 shall receive payment therefor from the Surviving Corporation and such shares of Company Stock shall be cancelled.

         Section 1.3. Escrow and Appointment of Stockholder Representative. (a) On the Closing Date, Galileo or the Merger Sub will deliver in escrow (the "Escrow") $20,000,000 by wire transfer of immediately available funds to LaSalle Bank N.A. as escrow agent (hereinafter referred to as the "Escrow Agent"), pursuant to the terms of an escrow agreement in substantially the form attached hereto as Exhibit D (the "Escrow Agreement"), said Escrow to be available for any Losses (as such term is defined in Section 9.2 hereof) for which Galileo may make a claim pursuant to Section 9.2 hereof.

         (b) In the event that the Merger is approved, effective upon such vote, and without further act of any stockholder of the Company, Hollinger Digital
(hereinafter  referred  to  as  the  "Stockholders   Representative")  shall  be
appointed as agent and attorney-in-fact by and for each person or entity (other than holders of Dissenting Company Stock) which owned beneficially or of record any shares of the Company Stock immediately prior to the Effective Time (hereinafter referred to as the "Escrow Beneficiaries") to give and receive
notices  and   communications,   to  authorize   payments  from  the  Escrow  in
satisfaction of claims by Galileo, to object to such payments, to agree to, negotiate, enter into settlements and compromises of, and demand arbitration and comply with orders of courts and awards of arbitrators with respect to such claims, and to take all actions necessary or appropriate in the judgment of the Stockholders Representative for the accomplishment of the foregoing. Such agency may be changed by the Escrow Beneficiaries from time to time upon not less than
thirty  (30)  days'  prior  written   notice  to  Galileo;   provided  that  the
Stockholders Representative may not be removed unless Escrow Beneficiaries representing at least a two-thirds interest in the Escrow agree in writing to such removal and to the identity of the substituted Stockholders Representative
 . Any vacancy in the position of Stockholders Representative may be filled by approval in writing of the Escrow Beneficiaries representing at least a majority in interest of the Escrow. No bond shall be required of the Stockholders
Representative.   Notices  or   communications   to  or  from  the  Stockholders
Representative   shall  constitute   notice  to  or  from  each  of  the  Escrow
Beneficiaries.

         (c) The Stockholders Representative shall not be liable for any act done or omitted under the Escrow Agreement or this Agreement as Stockholders Representative while acting in good faith and in the exercise of reasonable judgment. The Escrow Beneficiaries shall jointly and severally indemnify the Stockholders Representative and hold the Stockholders Representative harmless against any loss, liability or expense incurred without gross negligence or bad faith on the part of the Stockholders Representative and arising out of or in connection with the acceptance or administration of the Stockholders Representative's duties under the Escrow Agreement or this Agreement, including the reasonable fees and expenses of any legal counsel retained by the Stockholders Representative.

         (d) A  decision,  act,  consent  or  instruction  of  the  Stockholders
Representative shall constitute a decision of all the Escrow Beneficiaries and shall be final, binding and conclusive upon each of the Escrow Beneficiaries, and the Escrow Agent, Galileo and the Surviving Corporation may rely upon any such written decision, consent or instruction of the Stockholders Representative as being the decision, consent or instruction of each of the Escrow
Beneficiaries. The Escrow Agent, Galileo and the Surviving Corporation are hereby relieved from any liability to any person or entity for any acts done by them in accordance with such decision, consent or instruction of the Stockholders Representative.

         (e) If any third party shall notify Galileo or its affiliates hereto with respect to any matter asserted by such third party against the Company or the Surviving Corporation (hereinafter referred to as a "Third Party Claim") which may give rise to a claim by Galileo against the Escrow Fund, then Galileo shall give notice to the Stockholders Representative within 15 days of Galileo becoming aware of any such Third Party Claim or of facts upon which any such Third Party Claim will be based setting forth such material information with respect to the Third Party Claim as is reasonably available to Galileo; provided, however, that no delay or failure on the part of Galileo in notifying the Stockholders Representative shall relieve the Stockholders Representative and the Escrow Beneficiaries from any obligation hereunder unless the Stockholders Representative and the Escrow Beneficiaries are thereby materially prejudiced (and then solely to the extent of such prejudice). The Stockholders Representative and the Escrow Beneficiaries shall not be liable for any attorneys' fees and expenses incurred by Galileo in connection with any such Third Party Claim prior to Galileo's giving notice to the Stockholders Representative of a Third Party Claim. The notice from Galileo to the Stockholders Representative shall set forth such material information with respect to the Third Party Claim as is then reasonably available to Galileo.

         (f) In case any Third Party Claim is asserted against the Company or the Surviving Corporation, and Galileo notifies the Stockholders Representative thereof pursuant to Section 1.3(e) hereof, the Stockholders Representative and the Escrow Beneficiaries will be entitled, if the Stockholders Representative so elects by written notice delivered to Galileo within 15 days after receiving Galileo's notice, to assume the defense thereof, at the expense of the Escrow Beneficiaries independent of the Escrow Fund, with counsel reasonably satisfactory to Galileo so long as:

                   (i) Galileo has reasonably determined that Losses which may be incurred as a result of the Third Party Claim do not exceed, either individually, or when aggregated with all other Third Party Claims, $20,000,000;

                  (ii) the Third Party Claim involves only money damages and does not seek an injunction or other equitable relief;

                 (iii) settlement of, or an adverse judgment with respect to, the Third Party Claim is not, in the good faith judgment of Galileo, likely to establish a precedential custom or practice materially adverse to the continuing business interests of Galileo or the Surviving Corporation; and

                 (iv) counsel selected by the Stockholders Representative is reasonably acceptable to Galileo.

         (g) If the Stockholders Representative and the Escrow Beneficiaries so assume any such defense, the Stockholder Representatives and the Escrow Beneficiaries shall conduct the defense of the Third Party Claim actively and diligently. The Stockholders Representative and the Escrow Beneficiaries shall not compromise or settle such Third Party Claim or consent to entry of any judgment in respect thereof without the prior written consent of Galileo, which consent shall not be unreasonably withheld.

         (h) In the  event  that the  Stockholders  Representative  assumes  the defense of the Third Party Claim in accordance with Section 1.3(f) hereof, Galileo or its affiliates may retain separate counsel and participate in the defense of the Third Party Claim, but the fees and expenses of such counsel shall be at the expense of Galileo unless Galileo or its affiliates shall reasonably determine that there is a material conflict of interest between or among Galileo or its affiliates and the Stockholders Representative and the Escrow Beneficiaries with respect to such Third Party Claim, in which case the reasonable fees and expenses of such counsel will be borne by the Stockholder Representatives and the Escrow Beneficiaries out of the Escrow Fund. Galileo or its affiliates will not consent to the entry of any judgment or enter into any settlement with respect to the Third Party Claim respecting which the Stockholders Representative and the Escrow Beneficiaries have assumed the defense  thereof  pursuant to Section  1.3(f)  hereof  without the prior written consent of the Stockholders Representative, which consent shall not be unreasonably withheld. Galileo will cooperate in the defense of such Third Party Claim and will provide reasonable access to documents, assets, properties, books and records reasonably requested by Stockholders Representative and material to the claim and will make reasonably available all officers, directors and employees reasonably requested by the Stockholders Representative for investigation, depositions and trial.

         (i) In the event that the Stockholders Representative and the Escrow Beneficiaries fail or elect not to assume the defense of the Company or the Surviving Corporation against such Third Party Claim, which Stockholders Representative and the Escrow Beneficiaries had the right to assume under
Section 1.3(f) hereof, Galileo or its affiliates shall have the right to undertake the defense and Galileo may compromise or settle such Third Party Claim or consent to entry of any judgment in respect thereof in any manner it may deem appropriate (and Galileo or its affiliates need not consult with, or obtain any consent from, the Stockholders Representative or the Escrow Beneficiaries, in connection therewith); provided, however, that except with the written consent of the Stockholders Representative, no settlement of any such claim or consent to the entry of any judgment with respect to such Third Party Claim shall alone be determinative of the validity of the claim against the Escrow Fund. In each case, Galileo, the Stockholders Representative and the Escrow Beneficiaries will reasonably cooperate with Galileo or its affiliates in the defense of that claim and will provide reasonable access to documents, assets, properties, books and records reasonably requested by Galileo and material to the claim and will make reasonably available all individuals reasonably requested by Galileo for investigation, depositions and trial.

         Section 1.4. Treatment of Outstanding Company Stock Options. At the Effective Time, each outstanding option (hereinafter referred to individually as an "Option" and collectively as the "Options") to acquire shares of the Common Stock of the Company issued under or pursuant to The Trip.com, Inc. 1997 Stock Plan (hereinafter referred to as the "Company Stock Plan") shall, pursuant to
Section 12(c) thereof, be converted and changed, without any further action on the part of the Merger Sub, the Company, Galileo or the holders of the Options into the right to acquire that number of shares of Galileo Common Stock equal to the product of (i) the number of shares of the Common Stock of the Company into which said Options were exercisable immediately prior to the Effective Time multiplied by (ii) the Exchange Ratio (as such term is hereinafter defined); provided that the exercise price of said Options shall be adjusted to equal the quotient of (i) the original exercise price of such Option divided by (ii) the Exchange Ratio. As used herein, the term "Exchange Ratio" shall mean the quotient of $269,000,000 divided by the Fully-diluted Number and further divided by the Galileo Common Stock Price. Pursuant to said Section 12(c), Galileo agrees to assume the Company Stock Plan and all of the outstanding Options upon the Effective Time, and the Merger Sub hereby consents, and the Board of Directors of the Company, in its capacity as the Administrator of the Plan, by approving this Agreement shall be deemed to have consented, to such assumption pursuant to the provisions of said Section 12(c).

         Section 1.5. Surrender of Certificates. (a) Prior to the Effective Time, Galileo shall appoint Harris Trust and Savings Bank or one of its affiliates to act as paying agent in respect of the Merger (said bank, in its capacity as such paying agent, is hereinafter referred to as the "Paying Agent").

         (b) Promptly following the Effective Time, Galileo shall provide to the Paying Agent funds necessary to make the cash payments required by Section 1.2(a)(i), and stock certificates representing the shares of Galileo Common Stock issuable in connection with the Merger pursuant to Section 1.2(a)(iii) hereof.

         (c) As soon as practicable after the Effective Time, the Paying Agent shall mail to each holder of record of a certificate or certificates which immediately prior to the Effective Time represented outstanding shares of Company Stock (hereinafter referred to individually as a "Certificate" and collectively as the "Certificates") (i) a letter of transmittal (which (x) shall specify that delivery shall be effected, and risk of loss of the Certificates shall pass, only upon delivery of the Certificates to the Paying Agent, (y) shall provide for the waiver by the person or persons executing the same of any right of appraisal under the General Corporation Law of the State of Delaware and (z) shall be in such form and have such other provisions as Galileo may reasonably specify); and (ii) instructions for use in effecting the surrender of the Certificates in exchange for the amount of cash and number of shares of Galileo Common Stock per share provided for in Section 1.2(a) hereof. Upon surrender of a Certificate for cancellation to the Paying Agent or to such other agent or agents as may be appointed by Galileo, together with such letter of transmittal, duly executed, and such other documents as may be reasonably required by the Paying Agent, the holder of such Certificate shall be entitled to receive in exchange therefor the amount of cash and number of shares of Galileo Common Stock into which the shares of Company Stock theretofore represented by the Certificate so surrendered shall have been converted pursuant to the provisions of Section 1.2(a) hereof, and the Certificate so surrendered shall forthwith be cancelled. No interest will be paid or will accrue on the cash payable upon the surrender of any Certificate. In the event of a transfer of ownership of Company Stock which is not registered in the transfer records of the Company, a check in payment of the proper amount of cash and a certificate representing the proper number of shares of Galileo Common Stock may be issued to a transferee if the Certificate representing such Company Stock is presented to the Paying Agent, accompanied by all documents required and in proper form to evidence and effect such transfer and by evidence that any applicable stock transfer taxes have been paid. Until surrendered as contemplated by this paragraph, each Certificate shall, subject to the provisions of Section 1.2(d) hereof, be deemed at and at any time after the Effective Time to represent the right to receive upon such surrender the Merger Consideration provided for in
Section 1.2(a) hereof. Any funds deposited with the Paying Agent that remain unclaimed by the former stockholders of the Company for one year after the Effective Time shall be paid to Galileo upon demand, and any former stockholders of the Company who have not theretofore complied with the instructions for surrendering their Certificates shall thereafter look only to Galileo for payment. Notwithstanding anything to the contrary contained in this Agreement or otherwise, neither the Paying Agent nor any party hereto shall be liable to a former holder of Company Stock for any cash or property delivered to a public official pursuant to applicable escheat or abandoned property laws.

         (d) There shall be no further registration of transfers on the stock transfer books of the Surviving Corporation of the shares of Company Stock which were outstanding immediately prior to the Effective Time. If, after the Effective Time, Certificates are presented to the Surviving Corporation for any reason, they shall be surrendered and cancelled as provided in paragraph (c) of this Section.

         Section 1.6. Withholdings Rights. Galileo or the Paying Agent shall be entitled to deduct and withhold from the Merger Consideration otherwise payable pursuant to this Agreement to any holder of shares of Company Stock such amounts as Galileo or the Paying Agent is required to deduct and withhold with respect to the making of such payment under any Federal, state or local tax laws. To the extent that amounts are so withheld by Galileo or the Paying Agent, such withheld amounts shall be treated for all purposes of this Agreement as having been paid to the holder of the shares of Company Stock in respect to which such deduction and withholding was made by Galileo or the Paying Agent.

         Section 1.7. Reliance Upon Exemption. The Galileo Common Stock to be issued pursuant to this Agreement will be issued without registration under the Securities Act of 1933, as amended (the "Securities Act"), and in reliance upon an exemption from the registration requirements of the Securities Act. Galileo will issue shares of Galileo Common Stock pursuant to this Agreement in reliance upon the representations from each holder of Company Stock substantially in the form attached to this Agreement as Exhibit C. The Company agrees that each holder of Company Stock who by himself or herself or which by itself would not qualify as an "accredited investor," as such term is defined under Rule 501(a) of the Securities Act, without having a "Purchaser Representative," as such term is defined under Rule 501(h) of the Securities Act, will have a Purchaser Representative as so defined.

        Section 1.8. Stock Certificate Legend. All certificates evidencing Galileo Common Stock which are to be issued in connection with the Merger will bear the following legend:

                  THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAWS, AND MAY NOT BE OFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF UNLESS REGISTERED PURSUANT TO THE PROVISIONS OF SUCH ACT AND STATE SECURITIES LAWS OR AN EXEMPTION THEREFROM IS AVAILABLE AS ESTABLISHED BY A WRITTEN OPINION OF COUNSEL ACCEPTABLE TO THE CORPORATION.

         Section 1.9. Tax Consequences. It is intended by the parties hereto that the Merger shall constitute a reorganization within the meaning of Section 368 of the Code. The parties hereto adopt this Agreement as a "plan of reorganization" within the meaning of Treasury Regulations Section 1.368-2(g) and 1.368-3(a).


                                    ARTICLE 2


            REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE COMPANY

         As an inducement to Galileo and the Merger Sub to enter into and perform their obligations under this Agreement, the Company represents and warrants to, and covenants and agrees with, Galileo and the Merger Sub as follows (provided, however, that the individual schedules required by the following Sections shall be combined into a single disclosure schedule supplied by the Company to Galileo (the "Disclosure Schedule"), the section number and subsection and letters of which correspond to the section and subsection numbers and letters of this Agreement to which they refer, provided that disclosure made by the Company under any one section of the Disclosure Schedule shall also be applicable to any other section of the Disclosure Schedule for which the applicability of such disclosure is manifest):

         Section 2.1. Corporate Status. The Company and Travel Industries Inc., a Delaware corporation and wholly-owned subsidiary of the Company (hereinafter referred to as the "Subsidiary"), are each a corporation duly organized, validly existing and in good standing under the laws of Delaware, with full legal and corporate power and authority to conduct business as presently being conducted and as proposed to be conducted by it. The Company and the Subsidiary are each duly authorized to transact business and in good standing under the laws of the State of Delaware and each jurisdiction in which the nature of its business makes such qualification necessary, except where the failure to so qualify would not have a Material Adverse Effect. As used in this Agreement, the capitalized term "Material Adverse Effect" means a material adverse effect on the business, operations, financial condition, assets or properties of the Company or the Subsidiary which may be reasonably expected to result or has resulted in a financial detriment to the Company or the Subsidiary of at least $500,000.

         Section 2.2. Authority of the Company. The Board of Directors of the Company has deemed the Merger to be advisable and in the best interests of the Company's stockholders and the Company has all requisite corporate power and authority to enter into this Agreement and, subject to approval of the Merger by the stockholders of the Company, to consummate the transactions contemplated hereby. The execution and delivery of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of the Company, subject to such approval of the Merger by the stockholders of the Company. This Agreement has been duly executed and delivered by the Company and (assuming the valid authorization, execution and delivery of this Agreement by Galileo and the Merger Sub) constitutes a valid and binding obligation of the Company enforceable against the Company in accordance with its terms. The execution and delivery of the Agreement do not, and the consummation of the transactions contemplated hereby and compliance with the provisions hereof will not, conflict with, or result in any violation of, or default (with or without notice or lapse of time, or both) under, or give rise to a right of termination, cancellation or acceleration of any obligation or to the loss of a material benefit under, or result in the creation of any lien, security interest, charge or encumbrance upon any of the properties or assets of the Company or any of the Subsidiary under, any provision of (i) the certificate of incorporation or by-laws of the Company, (ii) except as set forth in the Schedules hereto, any loan or credit agreement, note, bond, mortgage, indenture, lease or other agreement, instrument, permit, concession, franchise or license applicable to the Company or the Subsidiary or (iii) any judgment, order, decree, statute, law, ordinance, rule or regulation applicable to the Company or any the Subsidiary or any of their respective properties or assets.

         Section 2.3. Capitalization. (a) The Company has the following authorized and outstanding shares of capital stock: 25,000,000 authorized shares of Common Stock, $.001 par value, of the Company, 2,338,611 of which are issued and outstanding; 4,000,000 authorized shares of Series A Preferred Stock, $.001 par value, of the Company, 4,000,000 of which are issued and outstanding; 2,352,941 authorized shares of Series B Preferred Stock, $.001 par value, of the Company, 2,352,941 of which are issued and outstanding; 2,592,550 authorized shares of Series C Preferred Stock, $.001 par value, of the Company, 2,592,550 of which are issued and outstanding; and 2,317,694 authorized shares of Series D Preferred Stock, $.001 par value, of the Company, 2,317,694 of which are issued and outstanding. The Company has no other authorized or outstanding shares of capital stock of any class, series, designation or description.

         (b) The Company owns beneficially and of record all of the issued and outstanding shares of the capital stock of the Subsidiary. The Company agrees that the Subsidiary will not issue or commit to issue any shares of its capital stock after the date of this Agreement without the prior written consent of Galileo.

         (c) All of the issued and outstanding shares of the capital stock of the Company or the Subsidiary are validly issued, fully paid and nonassessable and were not issued in violation of the preemptive rights of any person.

         (d) Except as disclosed in Schedule 2.3 attached hereto or hereby made a part hereof, there are no outstanding, and immediately prior to the Effective Time there will be no outstanding, warrants, options, subscriptions, contracts, preemptive or other rights or other arrangements or commitments obligating the Company or the Subsidiary to issue any additional shares of the capital stock of the Company or the Subsidiary, nor are there any securities, debts, obligations or rights outstanding which are convertible into or exchangeable for shares of the capital stock of the Company or the Subsidiary. The Company has not issued any Options under the Company Stock Plan.

         (e) From and after the date of this Agreement, except for the issuance of shares of the Common Stock of the Company pursuant to the exercise of outstanding and vested Options, neither the Company nor the Subsidiary shall issue or grant any warrants, options, subscriptions, contracts, preemptive or other rights or other arrangements or commitments obligating the Company or the Subsidiary to issue any additional shares of the capital stock of the Company or the Subsidiary, nor any securities, debts, obligations or rights which are convertible into or exchangeable for shares of the capital stock of the Company or the Subsidiary.

         (f) From and after the date of this Agreement, the Company agrees not to amend any provisions of the Company Stock Plan or any of the Options heretofore or granted thereunder.

         Section 2.4. Equity Interests of the Company. Schedule 2.4 attached hereto and hereby made a part hereof contains a description of all equity interests or investments which the Company or the Subsidiary has, directly or indirectly, in any corporation, partnership, limited liability company, joint venture or other entity.

         Section 2.5. Annual Financial Statements Previously Delivered. (a) The Company has furnished to Galileo copies of audited financial statements of the Company and the Subsidiary for the fiscal years ended 1997 and 1998, certified by PriceWaterhouse Coopers LLP, certified public accountants (hereinafter the audited consolidated financial statements of the Company for the year ended December 31, 1998, are referred to as the "1998 Financial Statements").

         (b) Each of the financial statements referred to in paragraph (a) of this Section 2.5 has been prepared in accordance with GAAP, is true, correct and complete in all material respects and fairly presents in all material respects the financial position of the Company and the Subsidiary, as the case may be, as of the date thereof or, as the case may be, the results of operations and cash flows for the periods covered thereby. Each of the balance sheets contained in said financial statements fully sets forth all material liabilities of whatever nature of the Company and the Subsidiary, as the case may be, existing as of the date thereof which, under GAAP, should be set forth therein. Any slow-moving inventory and non-recoverable work-in-process included in said balance sheets were written down appropriately and any redundant or obsolete inventory or materials were wholly written off and the value attributed to the remaining inventory or materials, including raw materials, work-in-process and finished goods, does not exceed the lower of cost or net realizable value as at the respective dates thereof. Under like accounting principles and practices, the statements of profit and loss constituting a part of said financial statements correctly state the consolidated revenues and net earnings or losses of the Company and the Subsidiary for the respective periods covered thereby and include adequate provision for all taxes.

         Section 2.6. Interim Financial Statements. (a) The Company has furnished to Galileo copies of the Company's unaudited consolidated balance sheet as of December 31, 1999 (hereinafter referred to as the "Interim Balance Sheet"), together with a related statement of profit and loss for the period then ended (hereinafter such Interim Balance Sheet and consolidated statement of profit and loss are referred to as the "Interim Financial Statements"). The Company agrees to continue to provide Galileo with additional monthly financial statements of the type specified in the preceding sentence as soon as practicable after they are prepared through the Closing Date (hereinafter referred to as the "Monthly Financial Statements").

         (b) The Interim Financial Statements have been prepared, and the Monthly Financial Statements will be prepared, in accordance with GAAP (except for the absence of required footnote disclosures and subject to normal year-end adjustments), are, and with respect to the Monthly Financial Statements will be, true, correct and complete in all material respects and fairly present in all material respects the financial position of the Company and the Subsidiary as of the dates thereof or, as the case may be, the results of operations and cash flows for the period covered thereby. The Interim Balance Sheet fully sets forth, and each balance sheet contained in the Monthly Financial Statements will fully set forth, all material liabilities of whatever nature of the Company and the Subsidiary, as the case may be, existing as of the respective dates thereof which, under GAAP, should be set forth therein. Under like accounting principles and practices, the statement of profit and loss constituting a part of said Interim Financial Statements correctly states, and constituting a part of the Monthly Financial Statements will correctly state, the consolidated revenues and net earnings or losses of the Company and Subsidiary for the period covered thereby and include, and with respect to the Monthly Financial Statements will include, adequate provision for all taxes.

         Section 2.7. Operations. Except as disclosed in Schedule 2.7 attached hereto and hereby made a part hereof, since December, 1998, there has not been any Material Adverse Change (as such term is hereinafter defined) and since such date the Company and the Subsidiary have conducted their respective business in the usual, regular and ordinary manner and each shall continue, through and including the Closing Date, to conduct its businesses in such manner, except for the transaction contemplated hereunder, unless prior written approval for any variation therefrom shall have first been obtained from Galileo. For purposes of this Agreement, the capitalized term "Material Adverse Change" means a Material Adverse Change in the business, operations, financial position, assets and properties of the Company or the Subsidiary which may result or has resulted in a financial detriment to the Company or the Subsidiary of at least $500,000. Except as disclosed in the 1998 Financial Statements, or in Schedule 2.7 attached hereto, for the period from January 1, 1999, to and including the Closing Date, the following is and will be true with respect to the Company and the Subsidiary:

                   (a) All transactions involving the Company and the Subsidiary have been accurately and fully recorded or otherwise reflected in the Company's and the Subsidiary's books and records;

                   (b) No dividend or other distribution of capital, income or retained earnings has been paid or declared on any shares of capital stock of the Company, nor has any distribution otherwise been made to any of the Company's stockholders, in their capacity as stockholders, directly or indirectly, which involves any assets of the Company;

                   (c) The Company and the Subsidiary have each followed their past practices with respect to collection of accounts receivable and other amounts owing then;

                   (d) Neither the Company nor the Subsidiary has sold, exchanged, conveyed or otherwise disposed of, or made subject to lien, pledge, hypothecation, mortgage or other encumbrance, any of its assets other than inventory assets sold in the ordinary course of its business, the disposition of assets which have become worn out, unserviceable or obsolete and assets sold and replaced with assets of like use and value;

                   (e) The Company and the Subsidiary each has paid its debts and liabilities, including taxes, fees, levies and assessments, in the ordinary course as they have matured and has not prepaid any of such debts, liabilities or taxes, in whole or in part;

                   (f) Neither the Company nor the Subsidiary has incurred any debt, obligation or liability, other than those incurred in the ordinary course of its business which are not of a material nature or amount and which do not or will not presently, with the passage of time or upon default, subject its assets to any lien, claim, charge, mortgage or other encumbrance, nor has it undertaken to guarantee, in whole or in part, any of the debts, obligations or liabilities of any other party;

                   (g) Neither the Company nor the Subsidiary has altered, amended, terminated or discharged any written or oral contract, lease, plan, commitment or agreement to which it is presently a party (except for non-material amendments in the ordinary course of business), nor waived any material right with respect thereto, nor permitted or consented to such alteration, amendment, termination or discharge, nor has it committed a breach or default in any of the provisions thereof except breaches and defaults which in the aggregate will not have a Material Adverse Effect;

                   (h) Neither the Company nor the Subsidiary has entered into any written or oral contract except for contracts entered into in the ordinary course of business at the prices and upon the terms consistent with existing market conditions and its past practices and such other contracts that are in the ordinary course of business and do not involve more than $25,000 or extend for more than ninety (90) days (or for more than 90 days if such agreement may be terminated by the Company or the Subsidiary without penalty, payment or material detriment) and do not violate any representation, warranty or covenant of this Agreement;

                   (i) The Company and the Subsidiary have each substantially complied with all laws applicable to the conduct of its business;

                   (j) The Company and the Subsidiary have each conducted its business only in the usual, regular and ordinary course and in substantially the same manner as theretofore conducted;

                   (k) The Company and the Subsidiary have each kept and will keep in full force and effect through the Closing Date (i) all of the fire, casualty, liability and other insurance now in effect covering its assets, properties and business, and (ii) all bonds on employees and other personnel now in effect;

                   (l) The Company and the Subsidiary shall each use its best efforts to (i) preserve its present organization intact, (ii) (without making any commitment on behalf of Galileo or the Merger Sub) keep available the services of its present officers, employees and agents, and (iii) preserve its present relationships with its clients, suppliers, customers and others having business relationships with the Company and the Subsidiary, except for normal personnel changes in the ordinary course of business;

                   (m) There has not occurred any Material Adverse Change; and

                   (n) The Company has not taken any action in anticipation of the consummation of the transactions contemplated hereby whose primary motivation is to reduce the value of the Company or the Subsidiary as of the Closing Date to the detriment of Galileo and for the benefit, directly or indirectly, of one or more of the Stockholders of the Company or Subsidiary.

         Section 2.8. Liabilities and Obligations of the Company. Neither the Company nor the Subsidiary will have on the Closing Date any liabilities, contracts, commitments or other obligations, direct or indirect, absolute or contingent, determined or undetermined which are not reflected, described or disclosed in (i) the Interim Balance Sheet or (ii) this Agreement or any of the Schedules attached hereto, except for such matters which have been incurred since December 31, 1999, in the ordinary course of business and which are not of a material nature or amount.

     Section 2.9. Title. Except as set forth in Schedule 2.9 attached hereto and hereby made a part hereof, the Company and the Subsidiary each is the owner of good title to all property and assets, tangible and intangible, which it claims or otherwise purports to own (including, without limitation, all of its assets reflected in the Interim Balance Sheet), free and clear of all liabilities, liens,  charges,  claims,  rights,  encumbrances  and restrictions on transfers, except for liabilities, liens, charges, claims, rights, encumbrance and restrictions on transfers as are not material in amount, or do not materially detract from the use or value of such property and no financing statement covering all or any portion of said property or assets and naming the Company or the Subsidiary as debtor has been filed in any public office, and neither the Company nor the Subsidiary has signed any financing statement or security agreement as debtor or borrower which financing statement or security agreement covers all or any portion of said property or assets.

     Section 2.10. Inventories. Except for any obsolete goods and materials of below standard quality, the items included in the inventory of the Company and the Subsidiary on the date hereof consist, and on the Closing Date will consist, solely of items of standard quality which are suitable and merchantable for filling orders at regular prices in the normal course of business, except for any obsolete materials or materials of below standard quality, the value of which has been written down to realizable market value or for which adequate reserves have been provided on the Interim Balance Sheet.

        Section 2.11. Information and Access. Between the date of this Agreement and the Closing, the Company shall promptly notify Galileo in writing of any events, occurrences or other matters which become known to the Company relating to the Company or the Subsidiary which are reasonably likely to have a Material Adverse Effect. Prior to Closing, Galileo and its agents, attorneys, accountants, employees, contractors and other authorized representatives shall have the right, at any time and from time to time, to examine the assets, properties, books and records of the Company and the Subsidiary and to make such tests, surveys, investigations and other inspections of the property owned, operated, leased or controlled by the Company or the Subsidiary in such manner as Galileo may reasonably deem necessary or desirable. No investigation or examination by Galileo or any of its agents or representatives of such assets, properties, books and records of the Company or the Subsidiary shall affect the representations and warranties of the Company contained in this Agreement.

        Section 2.12. Insurance. (a) The Company and the Subsidiary have in effect such insurance coverage as is described in Schedule 2.12 attached hereto and hereby made a part hereof, which description includes the name of the insurer, the policy number, the name of the insureds, and a summary of the type and amount of coverage and risks insured, and the Company has delivered to Galileo complete and accurate copies of all such insurance policies. Such insurance coverage, as to amounts and types of coverage and risks insured, is adequate for the business of the Company and the Subsidiary as presently conducted. From the date hereof until the Closing the Company agrees to cause the Company and the Subsidiary to maintain such insurance coverage respecting the assets of the Company and the Subsidiary as is necessary to adequately insure said assets against damage or destruction.

         (b) Schedule 2.12 attached hereto and hereby made a part hereof contains a list and description of all claims involving more than $5,000 made by the Company or the Subsidiary against the insurance policies held by the Company or the Subsidiary for the previous three (3) years, including, without limitation, all product liability claims and workers' compensation claims, but excepting therefrom claims made by employees of the Company or the Subsidiary against its health insurance plan carrier, and the Company has delivered to Galileo complete and accurate copies of all insurance policies held by the Company for the previous three (3) years.

        Section 2.13. Litigation and Claims. (a) Except as set forth in Schedule
2.13 attached hereto and hereby made part hereof, there are no suits, claims, litigation, arbitration, demands or proceedings pending, asserted in writing or, to the knowledge of the Company, threatened against or relating to the Company or the Subsidiary, or its business, properties, assets or activities nor to the knowledge of the Company is there in existence any judgment or award against the Company or the Subsidiary related to or affecting its business, properties, assets or activities. To the knowledge of the Company, neither the Company nor the Subsidiary is under investigation for violation of any law or regulation related to or affecting the business, properties, assets or activities of the Company or the Subsidiary.

         (b) Except as set forth in Schedule 2.13, no claims have been asserted and not resolved or withdrawn against the Company or the Subsidiary in respect of defects in quality, delays in delivery, completion of contracts, deficiencies of design, performance of equipment or otherwise relating to liability for products or services supplied or to be supplied by the Company or the Subsidiary and, to the knowledge of the Company, no such claims are threatened or anticipated.

        Section 2.14. Employment Obligations. (a) Schedule 2.14 attached hereto and hereby made a part hereof lists the names, commencement dates of employment and the current salary and other compensation rates of all present employees of the Company and the Subsidiary, together with a listing of all other employment benefits therefor, including, without limitation, personal leave time, accrued vacation, employee loans and the amount of all profit sharing and pension benefits, which have accrued for such persons as of the date hereof, an accurate summary of any pension, profit sharing, bonus, medical benefits, insurance or similar arrangements for the employees of the Company and the Subsidiary, salaried or nonsalaried, including any formal or informal plans, the funding arrangements with regard thereto and all severance pay which would be due each employee if his or her employment were to be terminated as of the Closing Date. Except as and to the extent set forth in Schedules 2.14 and 2.15 attached hereto or otherwise disclosed herein, there are no agreements, contracts or understandings between the Company and its employees and the Subsidiary and its employees with respect to employment, wages, expenses, allowances, vacations, unpaid leave, hours, working conditions, bonuses, salaries, pensions, profit sharing, medical benefits, insurance benefits, severance pay or otherwise.

         (b) Schedule 2.14A attached hereto and hereby made a part hereof contains a list of the names of all independent contractors who regularly perform services on behalf of the Company or the Subsidiary and to whom the Company or the Subsidiary paid more than $20,000 during the previous twelve (12) months. The parties listed therein are not, and are not deemed to be, employees of the Company or the Subsidiary for any purpose.

        Section 2.15. Compliance with ERISA. (a) Except as set forth in Schedule
2.15 attached hereto, neither the Company nor the Subsidiary is a party to and does not participate in, sponsor, contribute to or have any obligation to contribute to, or have any liability or contingent liability with respect to:

                   (i) Any "employee welfare benefit plan" or "employee pension benefit plan" (as those terms are respectively defined in Sections 3(1) and 3(2) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), including any "multi-employer plan" (as defined in Section 3(37) of ERISA);

                  (ii) Any retirement or deferred compensation plan, incentive compensation plan, stock option plan, stock plan, unemployment compensation plan, vacation pay, severance pay, bonus or benefit arrangement, insurance or hospitalization program or any other fringe benefit arrangements (hereinafter referred to collectively as "fringe benefit arrangements") for any employee, director, consultant or agent, whether pursuant to contract, arrangement, custom or informal understanding, which does not constitute an "employee benefit plan" (as defined in Section 3(3) of ERISA); or

                 (iii) Any employment agreement not terminable on thirty (30) days or less written notice, without further liability (the items referred to in, Sections 2.15(a)(i), (ii) and (iii) are sometimes individually referred to as an "Employee Plan" and collectively as "Employee Plans").

         (b) A true and correct copy of each Employee Plan and all contracts relating thereto, or to the funding thereof, including, without limitation, all trust agreements, insurance contracts, investment management agreements, subscription and participation agreements and record keeping agreements, each as in effect on the date hereof, have been delivered or will be delivered to Galileo by the Company. In the case of any Employee Plan which is not in written form, Galileo has been provided with an accurate description of such Employee Plan as in effect on the date hereof. A true and correct copy of the most recent annual report, actuarial report, summary plan description (including any summary of material modifications issued since such summary plan description) and Internal Revenue Service determination letter with respect to such Employee Plan, to the extent applicable, and a current schedule of assets (and the fair market value thereof assuming liquidation of any asset which is not readily tradable) held with respect to any such Employee Plan has been or will be supplied to Galileo by the Company, and there have been no material changes, other than in the ordinary course, in the financial condition in the respective plans from that stated in the annual reports and actuarial reports supplied.

         (c)    Except as disclosed on Schedule 2.15, as to each Employee Plan:

                   (i) Each Employee Plan materially complies and has been administered in substantial compliance with its terms and all requirements of law and regulation applicable thereto, and neither the Company nor the Subsidiary has received any notice from any governmental agency questioning or challenging such compliance;

                  (ii) Each Employee Plan intended to qualify under Sections 401(a) of the Code is so qualified and substantially complies in form and in operation with all applicable requirements of Sections 401(a) and 501(a) of the Code; and no event has occurred which will or could give reasonably be anticipated to rise to disqualification of any such plan under such Sections or to a tax under Section 511 of the Code;

                 (iii) None of the assets of any Employee Plan are invested in employer securities or employer real property;

                  (iv) There have been no "prohibited transactions" (as described in Section 406 of ERISA or Section 4975 of the Code) with respect to any Employee Plan for which no exemption is applicable and neither the Company nor the Subsidiary has otherwise engaged in any prohibited transaction;

                   (v) No Employee Plan is, and neither the Company nor the Subsidiary has ever maintained or contributed to (i) a "defined benefit plan" (as defined in Section 3(35) of ERISA), (ii) a "multiemployer plan" within the meaning of Section 3(37) of ERISA, (iii) a "multiple employer plan" within the meaning of Code Section 413 or a "multiple employer welfare arrangement" within the meaning of Section 3(40) of ERISA, or (iv) a "welfare benefit fund" as defined in Section 419(e) of the Code, and neither the Company nor the Subsidiary has any liability under Title IV of ERISA. No Employee Plan provides medical (whether or not insured), with respect to any current or former employee of the Company or the Subsidiary after retirement or other termination of service (other than coverage mandated by applicable law);

                  (vi) There have been no acts or omissions by the Company or the Subsidiary which have given rise to or could reasonably be expected to give rise to fines, penalties, taxes or related charges under Sections 502(c), 502(i) or 4071 of ERISA or Chapter 43 of the Code, for which the Company may be liable;

                 (vii) No current or former employee of the Company or the Subsidiary will be entitled to any payment, additional benefits or any acceleration of the time of payment or vesting of any benefits under any Employee Plan as a result of the transactions contemplated by this Agreement (either alone or in conjunction with any other event such as a termination of employment) (other than as a result of any Employee Plan terminated by the Company or by the request of Galileo) and no trustee under any "rabbi trust" or similar arrangement in connection with any Employee Plan will be entitled to any payment as a result of the transactions contemplated by this Agreement;

                (viii) There are no actions, suits or claims (other than routine claims for benefits) pending or, to the knowledge of the Company, threatened involving an Employee Plan or the assets of such Employee Plan, and, to the knowledge of the Company, no facts exist which could reasonably be expected to give rise to any such actions, suits or claims (other than routine claims for benefits);

                  (ix) Each Employee Plan that is a group health plan (including any plans of current and former affiliates of the Company or the Subsidiary which must be taken into account under Section 4980B of the Code or Section 601 of ERISA) have been operated in material compliance with the group health plan continuation coverage requirements of
         Section 4980B of the Code and Section 601 of ERISA to the extent such requirements are applicable; and

                   (x) Actuarially adequate accruals for all obligations, if any, under each Employee Plan are reflected in the consolidated balance sheet of the Company as of December 31, 1998, contained in the 1998 Financial Statements.

        Section 2.16. Environmental Matters. (a) Except as set forth in Schedule
2.16 attached hereto, and except as would not result either individually or in the aggregate in a Material Adverse Effect, no Hazardous Materials (as such term is hereinafter defined) have been located in or on any of the real property owned or used by the Company or the Subsidiary (hereinafter referred to as the "Real Property") in violation of any applicable Environmental Laws (as such term is hereinafter defined) or have been released into the environment, or discharged, emitted, placed or disposed of at, on, or under or by the Real Property, and the Company's operations and the Subsidiary's operations thereon have complied with all applicable Environmental Laws. To the knowledge of the Company, none of the Real Property is a facility at which there has been a release of Hazardous Materials that exceeds or violates any applicable or relevant and appropriate Environmental Laws. To the knowledge of the Company, none of the Real Property is discharging oil or poses a substantial threat of a discharge of oil, within the meaning of the Oil Pollution Act of 1990. The Company has delivered to Galileo or its agents all assessments, studies, sampling results, evaluations and other reports concerning any Hazardous Material, Hazardous Material Activity (as such term is hereinafter defined) or violation of any Environmental Law pertaining to the Company, the Subsidiary or the Real Property, which were commissioned by the Company. To the knowledge of the Company, no underground storage tanks are present at the Real Property. The Company and the Subsidiary have obtained and possess all permits, licenses, registrations, approvals and other authorizations required for the operations or facilities of the Company or respecting the Real Property by any applicable Environmental Law. Except as set forth in Schedule 2.16, the Company, the Subsidiary and their operations and, to the knowledge of the Company, the Real Property are not now, and have not been in the past, a party to or, to the knowledge of the Company, threatened by any judicial, administrative or regulatory litigation, claim, proceeding or investigation arising from any Hazardous Material Activity or the operation or violation of any applicable Environmental Law. There are no grounds, facts, circumstances or other matters which might provide a basis for any liability or claim against the Company, the Subsidiary or the Real Property arising from any Hazardous Material Activity or the violation of any applicable Environmental Law, except for any liabilities and claims which in the aggregate will not have a Material Adverse Effect.

         (b) The term "Environmental Laws" shall mean any Federal, state, regional, county, local, governmental, public or private statute, law, regulation, ordinance, order, consent decree, judgment, permit, license, code, covenant, deed restriction, common law, or other requirement, pertaining to protection of the environment, health or safety of persons, natural resources, conservation, wildlife, waste management, any Hazardous Material Activity, or pollution (including, without limitation, regulation of releases and disposals to air, land, water and groundwater), and includes, without limitation, the Comprehensive Environmental Response, Compensation and Liability Act, as amended by the Superfund Amendments and Reauthorization Act, Solid Waste Disposal Act, as amended by the Resource Conservation and Recovery Act and Solid and Hazardous Waste Amendments, Federal Water Pollution Control Act, as amended by the Clean Water Act, Clean Air Act, as amended, Toxic Substances Control Act, Occupational Safety and Health Act, Emergency Planning and Community Right-to-Know Act, National Environmental Policy Act, Safe Drinking Water Act, and any similar or implementing state law, and all amendments, rules, regulations, promulgated thereunder. The term "Hazardous Materials" shall mean any hazardous or toxic chemical, waste, byproduct, pollutant, contaminant, compound, product or substance, including, without limitation, asbestos, polychlorinated biphenyls, petroleum (including crude oil or any fraction thereof), and any material the exposure to, or manufacture, possession, presence, use, generation, storage, transportation, treatment, release, disposal, abatement, cleanup, removal, remediation or handling of which, is prohibited, controlled or regulated by any Environmental Law. The term "Hazardous Material Activity" shall mean any activity, event or occurrence involving a Hazardous Material, including, without limitation, the manufacture, possession, presence, use, generation, storage, transportation, treatment, release, disposal, abatement, cleanup, removal, remediation or handling of any Hazardous Material.

        Section 2.17. Union Relations. Except as disclosed in Schedule 2.17 attached hereto and hereby made a part hereof, no employees of the Company or the Subsidiary are members of a collective bargaining unit of the Company or the Subsidiary and there have not been any, and, to the knowledge of the Company, there are no threatened or, to the knowledge of the Company, contemplated, attempts to organize for collective bargaining purposes any of the employees of the Company or the Subsidiary.

        Section 2.18. Preservation of Business Relationships. The Company will use its best efforts (without making any commitment on behalf of Galileo or the Merger Sub) until the Closing to cause the Company and the Subsidiary to preserve for Galileo and the Surviving Corporation through and after the Closing Date the relationships of the Company and the Subsidiary with its employees, suppliers and customers and others having business relationships with the Company and the Subsidiary.

        Section 2.19.    Tax Matters.

         (a) For the purposes of this Section, "Tax" or "Taxes" refers to any and all federal, state, local and foreign taxes, assessments and other governmental charges, duties, impositions and liabilities relating to taxes, including taxes based upon or measured by gross receipts, income, profits, sales, use and occupation, and value added, ad valorem, transfer, franchise, withholding, payroll, recapture, employment, excise and property taxes, together with all interest, penalties and additions imposed with respect to such amounts and any obligations under any agreements or arrangements with any other person with respect to such amounts and including any liability for taxes of a predecessor entity.

         (b) Tax Returns and Audits. (i) the Company and the Subsidiary have timely filed all federal, state, local and foreign returns, estimates, information statements and reports ("Returns") relating to Taxes required to be filed by the Company and the Subsidiary and have paid all Taxes shown to be due on such Returns.

                  (ii) The Company and the Subsidiary as of the Effective Time will have withheld with respect to its employees all federal and state income taxes, FICA, FUTA and other Taxes required to be withheld.

                 (iii) Neither Company nor Subsidiary has been delinquent in the payment of any Tax nor is there any Tax deficiency outstanding, proposed or assessed against the Company or the Subsidiary, nor has the Company or the Subsidiary executed any waiver of any statute of limitations on or extending the period for the assessment or collection of any Tax.

                  (iv) Except as provided on Schedules 2.19 attached hereto, no audit or other examination of any Return of the Company or the Subsidiary is presently in progress, nor has the Company or the Subsidiary been notified of any request for such an audit or other examination.

                   (v) No adjustment relating to any Returns filed by the Company or the Subsidiary has been proposed formally or informally by any Tax authority to the Company or the Subsidiary or any representative thereof and, to the knowledge of Company, no basis exists for any such adjustment which would be material to the Company.

                  (vi) Neither the Company nor the Subsidiary has any liability for unpaid Taxes which has not been accrued for or reserved on the Interim Balance Sheet, whether asserted or unasserted, contingent or otherwise, which is material to the Company.

                 (vii) None of the Company's assets are treated as "tax-exempt use property" within the meaning of Section 168(h) of the Code.

                (viii) There is no contract, agreement, plan or arrangement, including but not limited to the provisions of this Agreement, covering any employee or former employee of the Company or the Subsidiary that, individually or collectively, could give rise to the payment of any amount that would not be deductible pursuant to Sections 280G, 404 or 162 of the Code.

                  (ix) Neither the Company nor the Subsidiary has filed any consent agreement under Section 341(f) of the Code or agreed to have
         Section  341(f)(2) of the Code apply to any disposition of a subsection
         (f) asset (as defined in Section 341(f)(4) of the Code) owned by Company.

                   (x) the Company is not, and has not been at any time, a "United States real property holding corporation" within the meaning of
         Section 897(c)(2) of the Code.

                  (xi) No power of attorney that is currently in force has been granted with respect to any matter relating to Taxes payable by the Company or the Subsidiary.

                 (xii) As of the Closing Date, neither the Company nor the Subsidiary will be affected by or have any obligations under any tax-sharing or allocation agreement or arrangement.

        Section 2.20. Material Agreements. (a) Schedule 2.20 attached hereto and hereby made a part hereof accurately describes all leases and licenses with respect to any property, real or personal (whether as landlord, tenant, licensor or licensee), contracts, guarantees, mortgages, indentures, agreements, understandings or other commitments, whether oral or written, of the Company or the Subsidiary or to which the Company or the Subsidiary is a party or by which the Company or the Subsidiary is bound, other than (x) purchase orders, invoices and/or statements in the ordinary course of business and involving less than $100,000 and (y) those leases, contracts, guarantees, mortgages, indentures, agreements, understandings and commitments individually involving less than $50,000. The Company has delivered to Galileo complete and accurate copies of all documents referred to in Schedule 2.20 attached hereto, each of which is in effect and valid and enforceable in accordance with its terms (hereinafter referred to collectively as the "Material Agreements"). Neither the Company nor the Subsidiary has given a power of attorney to any person or entity for any purpose.

         (b) Between the date hereof and the Closing Date, the Company will not, without the prior written consent of Galileo, which shall not be unreasonably withheld, enter into, amend or terminate any contract, guarantee, mortgage, indenture, agreement or other instrument of any of the types referred to in paragraph (a) of this Section 2.20, other than purchase and sale agreements respecting the Company's or the Subsidiary's products entered into in the ordinary course of business.

         (c) Except as disclosed in Schedule 2.20, neither the execution of this Agreement by the Company nor the consummation of the purchase of Company Stock by Galileo from the Company will modify, amend or terminate any of the rights or obligations of any of the parties under any of the Material Agreements or require the consent of any party thereto to remain enforceable by the Company or the Subsidiary.

         (d) Except as disclosed in Schedule 2.20, to the knowledge of the Company after due inquiry, none of the Material Agreements has or will have a Material Adverse Effect on the profitability of the Company or the Subsidiary, or on the use and operation of the assets of the Company or the Subsidiary, and all Material Agreements have been entered into upon terms in accordance with customary trade practices of the Company or the Subsidiary.

        Section 2.21. No Default under Agreements. Each of the Material Agreements is, and on the Closing Date will be, in full force and effect and is, and on the Closing Date will be, enforceable in all material respects against the Company, the Subsidiary and the other parties thereto, in accordance with its terms, except as limited by liquidation, bankruptcy, insolvency, reorganization or similar laws or except to the extent that any of the Material Agreements shall have expired or terminated pursuant to their terms other than as a result of a default or breach thereunder by the Company or the Subsidiary. No default exists under the terms of, and no event has occurred which, with the lapse of time, the giving of notice or both, would constitute an event of default under, any of the Material Agreements, except for such minor defaults which either alone or in the aggregate would not cause the loss of any material benefit thereunder. Except as described in any of the Schedules attached hereto, neither the Company nor the Subsidiary is a party to or bound by any purchase commitments, agreements or understandings of any kind, whether oral or written, relating to the business of the Company, the Subsidiary or the Company Stock, except for agreements not required to be listed in Schedule 2.20 hereof, and executory sales and purchase commitments and contracts relating to the sale of products or services of the Company or the Subsidiary and the purchase of material and supplies used by the Company or the Subsidiary entered into in the ordinary course of business and not in violation of any representation, covenant or warranty of the Company herein contained.

        Section 2.22. Compliance with Laws. The Company and the Subsidiary and their respective services, practices, billings, employee benefits, properties, equipment, machinery, buildings used and operations are in compliance in all materials respects with all applicable Federal, state and local laws, statutes, ordinances, codes, regulations, rules, orders, restrictions and requirements, governmental, administrative, judicial and otherwise, including, without limitation, Environmental Laws and those relating to wages, prices, equal opportunity, disabilities, environmental protection, safety, health, medical care, building and zoning, and to the knowledge and belief of the Company, no changes in any such laws, statutes, ordinances, codes, regulations, rules, orders, restrictions or requirements have been proposed or are in process with which Galileo, the Company or the Subsidiary could not comply without any Material Adverse Effect. All offers and issuances of securities by the Company, including the granting of stock options, have been made in compliance with all applicable Federal and state securities laws.

        Section  2.23.  Licenses,  Permits  and  Approvals.  Attached  hereto as
Schedule 2.23 and hereby made a part hereof is a list and description of all licenses, permits, authorizations and approvals required by any Federal, state or local government's administrative or judicial authorities in connection with the operation of the business of the Company or the Subsidiary as presently being conducted, all of which are in full force and effect. The Company and the Subsidiary shall use its best efforts to assist Galileo in obtaining the licenses, permits, authorization and approvals necessary or appropriate for the operation of the business of the Company and the Subsidiary on and after the Closing Date by Galileo.

        Section 2.24. Accounts Receivable. Not less than ninety-seven percent (97%) of the gross amounts of the accounts receivable of the Company and the Subsidiary which will exist on the Closing Date will represent valid obligations to the Company or the Subsidiary fully collectible within 120 days after the Closing Date and shall not be subject to any setoff or counterclaim.

        Section 2.25. Intellectual Property. (a) Except as set forth on Schedule
2.25 attached hereto and hereby made a part hereof, the Company or the Subsidiary, as the case may be, owns, or is licensed, or otherwise possesses legally enforceable rights, or can obtain such rights without paying more than $5,000, to use, sell or license, as applicable, all of the following items which are used in the conduct of the business of the Company and the Subsidiary (hereinafter referred to as the "Intellectual Property"), excluding in each case Commercial Software (as defined below): (i) patents, designs, utility models and applications therefor, patent disclosures and inventions, (ii) trademarks, service marks, logos, trade dress, trade names, Internet domain names and the Company's corporate name and registrations and applications for registration thereof, including the common law rights and goodwill associated therewith,
(iii) rights associated with works of authorship including copyrights and registrations and applications for registration thereof, (iv) mask works and registrations and applications for registration thereof, (v) computer software, data and documentation (in both source code and object code form), (vi) trade secrets and other confidential and proprietary information including, but not limited to, inventions (whether patentable or unpatentable), know-how and copyrightable works, (vii) other confidential and proprietary intellectual property rights, (viii) copies and tangible embodiments of all of the foregoing (in whatever form or medium), (ix) all renewals, extensions, revivals and resuscitations thereof and any other patents claiming priority from any of the foregoing and (x) any rights analogous to those set forth in this Section 2.25 and any other proprietary rights relating to intangible property. Except as disclosed on Schedule 2.25, the Company or the Subsidiary has licenses for all Commercial Software used in its business and the Company or the Subsidiary and neither the Company nor the Subsidiary has any obligation to pay fees, royalties and other amounts at any time pursuant to any such license. "Commercial Software" means packaged commercially available software programs generally available to the trade which have been licensed to the Company or the Subsidiary pursuant to end-user licenses and which are used in the business of the Company or the Subsidiary.

         (b) Schedule 2.25 sets forth a complete list of all (i) material licenses, sublicenses and other agreements as to which the Company or the Subsidiary is a party (as licensor, licensee or otherwise) pursuant to which the Company, the Subsidiary or any third party is authorized to use, sell, distribute or license any Intellectual Property, except for the sale or license of products or services to customers of the Company or the Subsidiary in the ordinary course of business or with respect to Commercial Software and (ii) licenses, sublicenses or other agreements with resellers and distributors that grant non-exclusive rights to use or modify and resell or sublicense object code. Neither the Company nor the Subsidiary is in material violation of any such license, sublicense or agreement. Schedule 2.25 lists all written licenses, sublicenses and other agreements as to which the Company or the Subsidiary is a party and pursuant to which the Company or the Subsidiary is authorized to use any patents, patent rights, trademarks, service marks, logos, trade secrets, copyrights or software of third parties which are incorporated in any existing product or service of the Company or the Subsidiary.

         (c) Except as disclosed on Schedule 2.25, no claims with respect to the Intellectual Property are pending or, to the knowledge of the Company or the Subsidiary, threatened by any third party (i) alleging that the manufacture, sale, licensing or use of any Intellectual Property as now manufactured, sold, licensed or used by the Company, the Subsidiary or any third party infringes on any intellectual property rights of any third party, (ii) against the use by the Company or the Subsidiary of any technology, know-how or computer software used in the business of the Company or the Subsidiary as currently conducted or (iii) challenging the validity, enforceability or effectiveness of any such Intellectual Property or the ownership thereof by the Company or the Subsidiary.

         (d) Except as disclosed on Schedule 2.25, the Company has not entered into any agreement under which the Company or the Subsidiary is restricted (i) from selling, licensing or otherwise distributing any products or services to any class or type of customers or through any type of channel in any geographic area or during any period of time, or (ii) from combining, incorporating, embedding or bundling or allowing others to combine, incorporate, embed or bundle any of its products or services with those of a third party.

         (e) The Company and the Subsidiary have taken reasonable security measures to safeguard and maintain trade secrets owned by the Company and the Subsidiary, as the case may be. There is no claim pending or, to the knowledge of the Company or the Subsidiary, threatened against the Company or the Subsidiary with respect to any alleged infringement of any intellectual property rights owned or alleged to be owned by a third party and no person or entity is infringing on the Intellectual Property. All officers and employees of the Company and the Subsidiary who have access to proprietary information have executed and delivered to the Company or the Subsidiary, as the case may be, an agreement regarding the protection of proprietary information, and the assignment to or ownership by the Company or the Subsidiary, as the case may be, of all Intellectual Property arising from the services performed for the Company or the Subsidiary, as the case may be, by such persons. No current or prior officers or employees of the Company or the Subsidiary claim any ownership interest in any Intellectual Property, the Company or the Subsidiary, as the case may be. Neither the Company nor the Subsidiary has received notice in the past three years that any consultant to the Company or the Subsidiary has claimed an interest in any Intellectual Property as a result of having been involved in the development of such Intellectual Property while consulting to the Company or the Subsidiary.

         (f) Except as disclosed on Schedule 2.25, (i) the occurrence in or use by any computer software included in the Intellectual Property, of dates on or after January 1, 2000 (the "Millennial Dates"), will not materially and adversely affect the performance of such software with respect to date dependent data, computations, output or other functions (including, without limitation, calculating, computing and sequencing) (collectively, the "Date Dependent Functions") and such software is reasonably expected to create, sort and generate output data related to or including Millennial Dates without any material errors or omissions and there is no claim pending or, to the knowledge of the Company, threatened against the Company or the Subsidiary with respect to any alleged adverse effect of the Millennial Dates on the performance of any computer software included in the Intellectual Property with respect to the Date Dependent Functions or the inability of any computer software included in the Intellectual Property to create, sort and generate output data related to or including Millennial Dates without any material errors or omissions and (ii) computer software included in the Intellectual Property does not contain any "back door," "time bomb," "Trojan horse," "worm," "drop dead device," "virus" (as these terms are commonly used in the computer software industry), or other software features designed to permit unauthorized access, to disable or erase software or data, or to perform any other similar type of detrimental functions.

         (g) No government funding or university or college facilities were used in the development of the Intellectual Property.

         (h) The Company or the Subsidiary, as the case may be, has the exclusive right to file, procure and maintain all applications and registrations with respect to the Intellectual Property owned thereby.

         (i) All patents and registered trademarks, trade names and copyrights held by the Company or the Subsidiary are valid and subsisting and the Company or the Subsidiary has properly marked, or caused to be marked, all products and services sold or otherwise distributed or rendered with all required or appropriate notices.

         (j) The Company or the Subsidiary, as the case may be, has taken all commercially reasonable action to maintain and protect each item of Intellectual Property owned or used by the Company or the Subsidiary.

         (k) No patent, statute, rule, regulation, code or standard is pending or, to the knowledge of the Company or the Subsidiary, proposed, that could have or has had a Material Adverse Effect on the validity, enforceability, ownership of or right to use, sell, license or dispose of any Intellectual Property.

         (l) None of the material trade secrets of the Company or the Subsidiary has been disclosed to any person unless such disclosure was necessary and was made pursuant to a confidentiality agreement.

        Section 2.26. Bank Accounts. Schedule 2.26 attached hereto and hereby made a part hereof sets forth a complete list of the names and addresses of each bank, savings and loan association, securities firm or other financial institution in which the Company or the Subsidiary has any savings, checking, securities, investment or other accounts or maintains a safety deposit box, the names or other identification of each such account, the account balances as of the date hereof, and the names or other identification of each person who has authority to draw on such account or who has access to such safety deposit boxes.

        Section  2.27.  Real Property  Matters.  Except as disclosed in Schedule
2.27 attached hereto and hereby made a part hereof, (i) there are no material defects in any of the buildings or any fixtures or other improvements located upon any of the real property owned, leased or used by the Company or by the Subsidiary (herein referred to as the "Real Property"), whether above, at or below grade, including, without limitation, any material leakage or seepage in or from roofs, walls or foundations; (ii) all buildings and improvements located on the Real Property are free of termite or other material insect infestation;
(iii) all gas, electric, water and other utility lines, sewers, and curbs which are required in connection with the use of the Real Property have been installed; (iv) none of the Real Property is located in a flood plain and none of the improvements located on the Real Property has been flooded in whole or in substantial part within the past three (3) years; (v) all water, sewer, plumbing, heating, cooling, air conditioning, sprinkling, gas, cooking, refrigerating, waste treatment or disposal, communications and electrical systems and other facilities of whatever nature located on the Real Property are in normal working order and condition, ordinary wear and tear excepted, and of a capacity adequate for the Surviving Corporation's continued use thereof after the Effective Time; and (vi) all buildings and improvements located upon the Real Property, including, without limitation, any septic tank, field or drain tiles servicing any building located on the Real Property, and all lagoons, water retention and detention areas, spray fields and landfills, are in compliance in all material respects with all Federal, state and local building, zoning, health, safety and other laws, codes, regulations, ordinances and restrictions applicable thereto, and there are no written allegations, notices, suits or judgments relating to violations by the Real Property or any other buildings or improvements located thereon of any Federal, state and local building, zoning, health or safety violations which have not been corrected. No insurer within the past three (3) years has refused to insure any of the Real Property or conditioned the insuring thereof on the completion of any work which has not yet been completed. Easements exist sufficient to connect all gas, electric, water and other utility lines, sewers, communications and electrical systems and all other facilities located on the fee portion of the Real Property to existing lines on a public way over any land other than the Real Property on which such lines are located. There are no pending, or threatened in the form of written notice to the Company or the Subsidiary, condemnation actions affecting any of the Real Property.

        Section 2.28. Assets and Properties. Schedule 2.28 attached hereto and hereby made a part hereof lists all of the material machinery, equipment, vehicles, furniture and other tangible personal property owned, leased or used by the Company and the Subsidiary in connection with its business. Except as specifically disclosed in said Schedule 2.28, all of such listed machinery, equipment, vehicles, furniture and other tangible personal property owned, leased or used by the Company and the Subsidiary are in normal working order and condition, ordinary wear and tear excepted. From the date hereof until the Closing Date, the Company and the Subsidiary agree that such assets shall only be used in the ordinary course of business and shall be subject only to ordinary wear and tear.

        Section 2.29. Disclosure. Neither any representation or warranty made herein by the Company nor any written statement, certificate or schedule given or to be given to Galileo pursuant to this Agreement, contains or will contain any untrue statement of a material fact, or omits or will omit to state a material fact necessary to make the statements contained herein or therein under the circumstances under which they were made not misleading. The Company has made, and will make in good faith prior to the Closing Date, full disclosure in writing of all material facts known to the Company with respect to the Company and the Subsidiary and their assets, liabilities and business which a prudent purchaser of the Company Stock would deem relevant.

        Section 2.30. Updating of Schedules. There has been no Material Adverse Change in any of the matters reflected in any Schedule delivered pursuant to this Agreement from the respective date thereof to and including the date of this Agreement. The Schedules which have been delivered by the Company to Galileo prior to the execution of this Agreement have been prepared by the Company and will be updated by the Company, as the case may be, to include such information as of such date, with any and all changes specifically marked, so that all such Schedules are true, accurate and complete in all material respects, both as of the date hereof and as of the Closing Date.

        Section 2.31. Location of Assets. Except as disclosed in Schedule 2.31, all of the material, tangible assets and property of the Company are located at the Company's facility in Englewood, Colorado, and all of the material, tangible assets and property of the Subsidiary are located at the Subsidiary's facility in Louisville, Colorado, and, except as disclosed in Schedule 2.31, all of the assets and property located at the Company's facility in Englewood, Colorado, and the Subsidiary's facility in Louisville, Colorado, as of the date hereof (exclusive of the personal property and effects of the employees of the Company and the Subsidiary and which are not used or useful in the business of the Company or Subsidiary) and as of the Closing Date are and will be owned by the Company and neither the Stockholders of the Company or Subsidiary nor any third party has any interest whatsoever therein or thereto.

        Section  2.32.  Proxy  Statement.  The Proxy  Statement  (as  defined in
Section 7.4 hereof) will, at the time it is mailed to the stockholders of the Company and at the time of the Meeting (as defined in Section 7.4) to be held in connection with this Agreement will not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading (except that no representation or warranty is made with respect to the information contained therein with respect to Galileo).


                                    ARTICLE 3


          REPRESENTATIONS AND WARRANTIES OF GALILEO AND THE MERGER SUB

         As an inducement to the Company to enter into and perform this Agreement, Galileo and the Merger Sub covenants, represents and warrants to, and agrees with, the Company as follows:

         Section 3.1. Corporate Status of Galileo. Galileo and the Merger Sub are corporations duly organized, validly existing and in good standing under the laws of Delaware, with full corporate power and authority to own, lease and operate their respective properties and to carry on the business as now being conducted.

         Section 3.2. Authority. Galileo and the Merger Sub have full legal capacity, power and authority to enter into and perform this Agreement.

         Section 3.3. Authority of Galileo and Merger Sub. The execution and delivery of this Agreement by Galileo and the Merger Sub and the consummation of the transactions contemplated hereby have been or will be duly authorized by all necessary corporate action on the part of Galileo and the Merger Sub. This Agreement has been duly executed and delivered by Galileo and the Merger Sub and (assuming the valid authorization, execution and delivery of this Agreement by the Company) constitutes a valid and binding obligation of Galileo and the Merger Sub enforceable against each of them in accordance with its terms.

         Section 3.4. Capital Structure. (a) The authorized stock of Galileo consists of 250,000,000 shares of Common Stock, of which 89,999,435 shares were issued and outstanding as of December 31, 1999, 25,000,000 shares of Preferred Stock, none of which is issued or outstanding, and 3 shares of special voting preferred stock, of which 3 shares are issued and outstanding. All such shares have been duly authorized, and all such issued and outstanding shares have been validly issued, are fully paid and nonassessable and are free of any liens or encumbrances other than any liens or encumbrances created by or imposed upon the holders thereof.

         (b) The shares of Galileo Common Stock to be issued pursuant to the Merger will be duly authorized, validly issued, fully paid, non-assessable.

         Section 3.5. SEC Documents; Galileo Financial Statements. Galileo has furnished or made available to the Company true and complete copies of all reports or registration statements filed by it with the U.S. Securities and Exchange Commission (the "SEC") under the Securities Exchange Act of 1934 (the "Exchange Act") for all periods subsequent to January 1, 1999, all in the form so filed (all of the foregoing being collectively referred to as the "SEC Documents"). As of their respective filing dates, the SEC Documents complied in all material respects with the requirements of the Exchange Act, and none of the SEC Documents contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances in which they were made, not misleading, except to the extent corrected by a subsequently filed document with the SEC. The financial statements of Galileo, including the notes thereto, included in the SEC Documents (the "Galileo Financial Statements") comply as to form in all material respects with applicable accounting requirements and with the published rules and regulations of the SEC with respect thereto, have been prepared in accordance with generally accepted accounting principles consistently applied (except as may be indicated in the notes thereto) and present fairly the consolidated financial position of Galileo at the dates thereof and of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal audit adjustments). There has been no change in Galileo accounting policies except as described in the notes to the Galileo Financial Statements.

         Section 3.6. No Material Adverse Change. Since the date of the balance sheet included in the Galileo's most recently filed report on Form 10-Q or Form 10-K, Galileo has conducted its business in the ordinary course and there has not occurred: (a) any material adverse change in the financial condition, liabilities, assets or business of Galileo; (b) any amendment or change in the Certificate of Incorporation or Bylaws of Galileo; or (c) any damage to, destruction or loss of any assets of Galileo, (whether or not covered by insurance) that materially and adversely affects the financial condition or business of Galileo.

     Section 3.7. Litigation. There is no action, suit, proceeding, claim, arbitration or investigation pending, or as to which Galileo has received any notice of assertion against Galileo which in any manner challenges or seeks to prevent, enjoin, alter or materially delay any of the transactions contemplated by this Agreement.


                                    ARTICLE 4


        CONDITIONS PRECEDENT TO OBLIGATIONS OF GALILEO AND THE MERGER SUB

         The obligations of Galileo and the Merger Sub under this Agreement are, at Galileo's option, subject to the fulfillment at or prior to the Closing of each of the following conditions, upon the nonfulfillment of any of which, at Galileo's option, this Agreement may be terminated with the effect set forth in
Section 8.2 hereof:

         Section 4.1. Accuracy of Representations, Warranties and Covenants. The representations and warranties of the Company set forth in Article 2 hereof shall be true and accurate in all material respects as of the date when made and as of the Closing Date, except to the extent necessary to reflect the consummation of the transactions provided for herein. The Company shall have duly performed and complied in all material respects with all agreements, covenants and conditions required by this Agreement to be performed or complied with by it prior to or on the Closing Date. The Company shall have delivered to Galileo a certificate executed by an executive officer dated the day of the Closing Date and signed by the Company to the effect set forth in this Section 4.1.

         Section 4.2. HSR Act. Any applicable waiting period under the HSR Act, including any extensions thereof, shall have elapsed or have been terminated and neither the Federal Trade Commission nor the U.S. Department of Justice shall have taken any action to prevent or delay, or threatened to take any action which may reasonably be expected to prevent or delay consummation of the transactions contemplated under this Agreement; and no governmental inquiry shall have been received that, in the reasonable opinion of Galileo, might be expected to lead to an action or proceeding to restrain or otherwise challenge the transactions contemplated herein and therein.

         Section 4.3. Licenses, Permits, Approvals, Etc. Galileo shall have obtained, without significant burden or expense and in form and substance reasonably satisfactory to Galileo and its legal counsel, all material governmental, administrative and other licenses, permits, approvals, consents and authorizations, which, in the reasonable opinion of Galileo, are required or desirable in connection with the operation of the Surviving Corporation and the Subsidiary after the Effective Time.

         Section 4.4. Employment Agreements.  The individuals listed in Schedule
4.4 attached hereto and hereby made a part hereof shall have executed with and delivered employment agreements to the Surviving Corporation in form and substance satisfactory to Galileo (hereinafter referred to individually as an "Employment Agreement" and collectively as the "Employment Agreements").

     Section 4.5. Approval of Legal Matters by Counsel. There shall have been furnished to counsel for Galileo certified copies of such corporate records of the Company and the Subsidiary and copies of such other documents as such counsel may reasonably have requested.

     Section 4.6. No Adverse Proceedings. There shall be no action, suit, proceeding or claim instituted or threatened by a third party relating to the transactions contemplated hereby.

     Section 4.7. Receipt of Closing Documents. Galileo shall have received all of the closing documents referred to in Article 6 hereof.

         Section 4.8. Approval of Updated Schedules. All Schedules required to be provided to Galileo pursuant to Article 2 hereof shall have been updated to the Closing Date by the Company and delivered to Galileo and any new material information contained in said updated Schedules shall be satisfactory to Galileo in its sole discretion and in all respects.

         Section 4.9. Third Party Consents. All consents of third parties reasonably determined by Galileo to be necessary or desirable, including without limitation with respect to those contracts listed in Schedule 4.9 attached hereto, shall have been obtained in form and substance reasonably acceptable to Galileo, including, without limitation, any lessor consents or any consents of third parties to Material Contracts which have "change of control" or "non-assignment" provisions.

     Section 4.10. Company Stockholder Approval. This Agreement and the Merger shall have been duly approved and adopted by the requisite vote of the stockholders of the Company under applicable law.

        Section 4.11. Tax Opinion. Galileo shall have received the opinion of Chapman and Cutler based upon receipt of customary representations, and substantially to the effect that the Merger will constitute a reorganization under Section 368 of the Code. Galileo and the Merger Sub agree to make such reasonable representations as requested by tax counsel in connection with such opinion and the opinion referred to in Section 5.6 hereof. Such opinion shall have been delivered and shall not have been withdrawn or modified in any material respects.

        Section 4.12. Dissenting Company Stock. The aggregate number of shares of Dissenting Company Stock shall not exceed 10% of the Company Stock outstanding immediately prior to the Effective Time. The Company shall have delivered to Galileo a certificate dated the Closing Date and signed by an authorized officer of the Company to the effect set forth in the first sentence of this Section.

     Section 4.13. Exemption. Galileo shall determine, in its sole discretion, that the issuance of Galileo Common Stock to all of the holders of the Company Stock pursuant to this Agreement and the Merger shall be exempt from the registration provisions of the Securities Act and applicable state securities law; provided, however, that Galileo will reasonably cooperate with the Company to seek to find a private placement exemption under the Securities Act and applicable state securities law in connection with its issuance of the Galileo Common Stock.


                                    ARTICLE 5


               CONDITIONS PRECEDENT TO OBLIGATIONS OF THE COMPANY

         The obligations of the Company under this Agreement are subject to the fulfillment at or prior to the Closing of each of the following conditions, upon the nonfulfillment of any of which, at its option, this Agreement may be terminated with the effect set forth in Section 8.2 hereof:

         Section 5.1. Accuracy of Representations, Warranties and Covenants. The representations and warranties of Galileo set forth in Article 3 hereof shall be true and correct in all material respects as of the date when made and as of the Closing Date, except to the extent necessary to reflect the consummation of the transactions provided for herein and except as otherwise specifically permitted hereby. Galileo shall have duly performed and complied in all material respects with all agreements, covenants and conditions required by this Agreement to be performed or complied with by it prior to or on the Closing Date. Galileo shall have delivered to the Company a certificate executed by an executive officer dated the day of the Closing Date and signed by Galileo to the effect set forth in this Section 5.1.

         Section 5.2. HSR Act. Any applicable waiting period under the HSR Act, including any extensions thereof, shall have elapsed or have been terminated and neither the Federal Trade Commission nor the U.S. Department of Justice shall have taken any action to prevent or delay, or threatened to take any action which may reasonably be expected to prevent or delay consummation of the transactions contemplated under this Agreement; and no governmental inquiry shall have been received that, in the reasonable opinion of the Company, might be expected to lead to an action or proceeding to restrain or otherwise challenge the transactions contemplated herein and therein.

     Section 5.3. Receipt of Closing Documents. The Company shall have received all of the closing documents referred to in Article 6 hereof.

         Section 5.4. Approval of Legal Matters by Counsel. There shall have been furnished to counsel for the Company certified copies of such corporate records of Galileo and the Merger Sub and copies of such other documents as such counsel may reasonably have requested.

     Section 5.5. Company Stockholder Approval. This Agreement and the Merger shall have been duly approved and adopted by the requisite vote of the stockholders of the Company under applicable law.

         Section 5.6. Tax Opinion. The Company shall have received the opinion of Wilson Sonsini Goodrich & Rosati, based upon receipt of customary representations, and substantially to the effect that the Merger will constitute a reorganization under Section 368(a) of the Code. The Company agrees to make such reasonable representations as requested by tax counsel in connection with such opinion and the opinion referred to in Section 4.11 hereof. Such opinion shall have been delivered and shall not have been withdrawn or modified in any material respect.


                                    ARTICLE 6


                                     CLOSING

         Section 6.1. Date, Time and Place of Closing. The closing in respect of the Merger (herein referred to as the "Closing") shall be held at the offices of Chapman and Cutler, 111 West Monroe, Chicago, Illinois at 9:00 A.M., Chicago time, on the second business day following the satisfaction of the conditions set forth in Articles 4 and 5 hereof (other than those conditions specified in Sections 4.7, 4.8 or 5.3 thereof which by their nature are to first be satisfied on the Closing Date), but such date shall not be less than 20 days from the date of this Agreement, or such other date mutually agreed to by the parties (herein referred to as the "Closing Date"), which date (unless otherwise mutually agreed by the parties) shall be the day of the Effective Time.

     Section 6.2. Documents to Be Delivered by the Company to Galileo. The Company agrees to deliver to Galileo on the Closing Date the following:

                   (a) Certificates. The Certificates required to be delivered pursuant to Sections 4.1 and 4.12 hereof.

                   (b) Certificate of Merger. The Certificate of Merger duly executed by an authorized officer of the Company.

                   (c) Charter Documents. The Certificate of Incorporation and all amendments thereto of the Company and the Subsidiary certified by the Secretary of the State of Delaware as of a date not more than ten (10) days prior to the Closing Date.

                   (d) Good Standing Certificates. Certificates of good standing for the Company and the Subsidiary issued by the Secretary of the State of Delaware as of a date not more than ten (10) days prior to the Closing Date.

                   (e) Certificates of Secretarial Officer. Certificates of the Secretary or an Assistant Secretary of the Company and the Subsidiary dated the Closing Date with respect to (i) the bylaws of the Company,
         (ii) the bylaws of the Subsidiary, (iii) the incumbency of the officers of the Company and the Subsidiary and (iv) resolutions of the Board of Directors of the Company authorizing and approving the Merger and this Agreement and the execution, delivery and performance of any documents referred to in this Agreement to which the Company is to be a party.

                   (f) Resignations. Written resignations of those officers and directors of the Company and the Subsidiary specified by Galileo with an acknowledgment that such persons do not have any claims for further compensation from the Company or the Subsidiary.

                   (g) Legal Opinion. Galileo shall have received a legal opinion from counsel to the Company in form and substance reasonably satisfactory to Galileo and its counsel covering the matter set forth in Exhibit D hereto.

                   (h) Employment Agreements. The Employment Agreements executed by the persons listed on Schedule 4.4 in form and substance reasonably satisfactory to Galileo and its counsel.

                   (i) Escrow Agreement. The Escrow Agreement executed by the Company and the Escrow Agent attached hereto.

                   (j) Disclaimer of Interest Letter. A written agreement from those officers, directors and employees of the Company specified by Galileo that they have no interest or claim whatsoever in or to any programs, software, formulas, patents, copyrights, inventions or other tangible or intangible property owned or used by the Company or the Subsidiary in connection with their respective businesses, assigning any ownership interests therein to the Company and the Surviving Company, and agreeing not to appropriate or use any such property, directly or indirectly, for their own benefit.

                   (k) Representation letters of each holder of Company Stock substantially in the form attached hereto as Exhibit C.

                   (l) Such other documents as may reasonably be requested by Galileo or its counsel to evidence compliance with any federal or state tax withholding or securities laws.

     Section 6.3. Items to Be Delivered by Galileo. Galileo agrees to deliver on the Closing Date the following:

                   (a) Cash Portion of Purchase Price. Wire transfer to the Paying Agent of the cash portion of the Merger Consideration pursuant to Section 1.2(a)(i) hereof.

                   (b) Galileo Common Stock. Delivery to the Paying Agent of stock certificates for the Galileo Common Stock.

                   (c)     Escrow Agreement.  The Escrow Agreement executed by
         Galileo.

                   (d) Escrow Deposit. Wire transfer to the Escrow Agent of the $20,000,000 escrow deposit pursuant to Section 1.3 hereof.

                   (e) Certificate of Merger. The Certificate of Merger duly executed by an authorized officer of the Merger Sub.

                   (f) Legal Opinion. A legal opinion from counsel to Galileo in form and substance reasonably satisfactory to the Company and its counsel covering the matters set forth in Exhibit E hereto.

                   (g) Certificate. Certificate of Galileo, dated the Closing Date, certifying that the conditions precedent set forth in
         Section 5.1 hereof have been fulfilled.


                                    ARTICLE 7


                               FURTHER AGREEMENTS

         Section 7.1. Commissions and Expenses of Sale. In the event that the Merger is not consummated, each party to this Agreement shall bear its own legal, accounting and other related expenses in connection with the transactions provided for herein. The Company represents and warrants to Galileo that, except for J.P. Morgan & Company, Inc., no broker, finder, agent or similar intermediary (a "Broker") has acted on behalf of any of the Company or its stockholders in connection with this Agreement or the transactions contemplated thereby, and that, except for a fee payable to J.P. Morgan & Company, Inc. (the "Company's Fee"), there are no brokerage commissions, finder's fees or similar fees or commissions payable in connection therewith based on any agreement, arrangement or understanding with the Company or its stockholders, or any action taken by the Company or its stockholders. The Company agrees to pay the Company's Fee and to indemnify and hold harmless Galileo and the Merger Sub from any claim or demand for commission or other compensation by any Broker claiming to have been employed by or on behalf of the Company or its stockholders, and to bear the cost of legal expenses incurred in defending against any such claim. Galileo represents and warrants to the Company that, except for Lehman Brothers Inc., no Broker has acted on behalf of Galileo in connection with this Agreement or the transactions contemplated thereby and that, except for a fee payable to Lehman Brothers Inc., there are no brokerage commissions, finders' fees or similar fees or commissions payable in connection therewith based on any agreement, arrangement or understanding with Galileo, or any action taken by Galileo. Galileo agrees to indemnify and hold harmless the Company from any claim or demand for commission or other compensation by any broker claiming to have been employed by or on behalf of Galileo, and to bear the cost of legal expenses incurred in defending against any such claim.

         Section 7.2. Other Acquisition Proposals. From and after the date hereof and until the Closing or the date this Agreement is terminated, the Company shall not, directly or indirectly, solicit or encourage inquiries or proposals with respect to, or participate in any negotiations or discussions concerning: (i) any acquisition or purchase of shares of the Company Stock; (ii) all or a substantial portion of the assets of, or a substantial equity interest in, the Company or the Subsidiary; or (iii) any merger, consolidation or other business combination with or involving the Company or the Subsidiary, other than as contemplated by this Agreement.

         Section 7.3. Approvals and Consents. The Company, Galileo and the Merger Sub shall take all steps reasonably necessary in connection with the preparation and submission of any premerger notification required under the HSR Act in connection with the transactions contemplated by this Agreement, such submission to be filed (with request for early termination) no later than February 7, 2000, and to obtain the written consent or approval of each and every governmental agency or third party whose consent or approval shall be required in order to permit the consummation of the transactions contemplated by this Agreement.

         Section 7.4. Company Stockholder Approval. The Company shall take all steps necessary to duly call, give notice of, convene and hold a meeting
(hereinafter referred to as the "Meeting") of its stockholders to be held as promptly as practicable for the purpose of presenting this Agreement for the approval of, and adoption by, its stockholders. The Company and Galileo will, as expeditiously as possible, work together to prepare a proxy statement (the "Proxy Statement") to be delivered to the stockholders of the Company in connection with the Merger. The Company shall promptly notify Galileo in the event that any information contained in the Proxy Statement with respect to the Company becomes untrue or inaccurate in any material respect prior to the Merger. The Company shall, through its Board of Directors, except to the extent legally prohibited from doing so in connection with the discharge of the fiduciary duties of its Board of Directors as advised by its outside counsel, recommend to its stockholders approval of this Agreement and of the transactions contemplated hereby. If this Agreement shall be approved and adopted by the requisite vote of the Company's stockholders, the Company shall immediately thereafter cause its Secretary to certify the fact of such approval and adoption on this Agreement, pursuant to the requirement of Section 251(c) of the General Corporation Law of the State of Delaware.

     Section 7.5. FIRPTA. At or prior to the Closing, the Company shall, if requested by Galileo, deliver to Galileo a notice that the Company Stock is not a "U.S. Real Property Interest" as defined in accordance with the requirements of Treasury Regulation Section 1.1445-2(c)(3).

     Section 7.6. Registration Statement. Galileo agrees to file a registration statement on Form S-8 for the shares of Galileo Common Stock issuable pursuant to the assumed Company Stock Plan no later than two (2) business days after the Closing Date.


                                    ARTICLE 8

                            AMENDMENT AND TERMINATION

         Section 8.1. Amendment. This Agreement may be amended by the parties hereto at any time prior to the Effective Time, whether before or after approval hereof by the stockholders of the Company, but, after such approval by the stockholders of the Company, no amendment shall be made without the further approval of such stockholders which (i) alters or changes the amount or kind of consideration to be received by such stockholders in exchange for or on conversion of all or any of the shares of Company Stock as a result of the Merger; (ii) alters or changes any term of the certificate of incorporation of the Surviving Corporation provided for by this Agreement; or (iii) adversely affects such stockholders. This Agreement may not be amended except by an instrument in writing signed on behalf of each of the parties hereto.

     Section 8.2. Termination. (a) This Agreement may be terminated at any time prior to the Effective Time, whether before or after approval of this Agreement by the stockholders of the Company:

                  (i)  by mutual consent in writing of Galileo and the Company;
         or

                  (ii) by Galileo or by the Company, by giving written notice of such termination to the other party or parties if, upon the taking of the vote of the stockholders of the Company contemplated by Section 7.4 hereof, the required approval of such stockholders shall not be obtained; or

                 (iii) by Galileo, by giving written notice of such termination to the Company, (A) if there has been a material breach of any representation, warranty, or agreement herein on the part of the Company which has not been cured or adequate assurance of cure given, in either case within five business days following receipt of notice of such breach from Galileo, (B) if Galileo determines at any time that any regulatory approval or consent required by law to be received in connection with the Merger is unlikely to be received or is unlikely to be received in time to permit the lawful consummation of the Merger by April 30, 2000, or contains any conditions or requirements which are not acceptable to Galileo, or (C) if there shall have occurred or been proposed, after the date of this Agreement, any change in any law, rule or regulation, or after the date of this Agreement there shall have been any decision or action by any court, government or governmental agency that could reasonably be expected to prevent or materially delay consummation of the Merger; or

                  (iv) by the Company, by giving written notice of such termination to Galileo, if there has been a material breach of any representation, warranty, or agreement herein on the part of Galileo or the Merger Sub which has not been cured or adequate assurance of cure given, in either case within five business days following receipt of notice from the Company of such breach; or

                   (v) by Galileo or by the Company, by giving written notice of such termination to the other party or parties, if the Merger shall not have been consummated on or before April 30, 2000.

         Section 8.3. Effect of Termination. In the event of termination of this Agreement by any party hereto, there shall be no liability on the part of any other party hereto; provided, however, that such termination shall not preclude liability attaching to a party who has caused the termination hereof by an intentional breach of any of its representations, warranties or covenants contained in this Agreement or the willful act or willful failure to act in violation of the terms and provisions of this Agreement.

         Section 8.4. Waiver. Any terms or provisions of this Agreement may be waived in writing at any time by the party which is entitled to the benefits thereof, or their respective counsel. The failure of either party at any time or times to require performance of any provision hereof shall in no manner affect such party's right at a later time to enforce the same. No waiver by any party of a condition or of the breach of any term, covenant, representation or warranty of this agreement, whether by conduct or otherwise, in any one or more instances shall be deemed to be or construed as a further or continuing waiver of any such condition or breach or a waiver of any other condition or of the breach of any other term, covenant, representation or warranty of this Agreement.


                                    ARTICLE 9


                 SURVIVAL OF REPRESENTATIONS AND INDEMNIFICATION

         Section 9.1. Survival of Representations and Warranties. Any investigation or examination by Galileo of the business, records, properties or affairs of the Company or the Subsidiary shall not in any way affect the representations and warranties of the Company contained in this Agreement, except in the case of any representations and warranties that Galileo knows to be untrue as a result of any investigation or examination, and such representations and warranties herein made by the Company shall be deemed to be remade at and survive the Closing Date for six months.

         Section 9.2. Indemnification by the Company. Subject to the limitations respecting the survivability of representations and warranties contained in
Section 9.1 hereof, the Company agrees to indemnify and hold Galileo, the Merger Sub and the Surviving Corporation, and their respective successors and assigns harmless from and against all liability, loss, cost or expense, including, without limitation, reasonable attorneys' fees, expenses and costs of litigation and, in the case of Environmental Laws, the costs and expenses of taking any investigative, removal or remedial actions (hereinafter referred to individually as "Loss" and collectively as the "Losses"), which Galileo, the Merger Sub or the Surviving Corporation or their respective successors or assigns may, directly or indirectly, sustain by reason of any of the following:

                   (a) The inaccuracy of any representation or warranty of the Company herein set forth;

                   (b) The inaccuracy of any certificate or Schedule to this Agreement delivered by the Company or the Subsidiary to Galileo in accordance with the provisions hereof;

                   (c) The breach of any of the agreements or covenants of the Company contained herein or in any certificate or other document delivered by the Company or the Subsidiary to Galileo in accordance with the terms hereof; and

                   (d) The inaccuracy of any representations made by any of the holders of the Company Stock pursuant to the provisions of
         Section 1.7 hereof.

Notwithstanding the foregoing, the maximum aggregate liability of the Company to Galileo for breaches of the representations and warranties of the Company hereunder shall not exceed $20,000,000 (the "Maximum Liability") and Galileo may not make a claim against the Company for any such breach or breaches until Galileo, the Merger Sub or the Surviving Corporation has sustained Losses of at least $500,000 (the "Claim Threshold") in connection with any such breach or breaches. After such Claim Threshold has been met, any Losses included in the calculation of the Claim Threshold shall be recoverable by Galileo to the same extent as any other Losses. The foregoing limitation on the recovery of Losses shall not apply to any Losses relating to or resulting from any fraudulent representations or warranties. The $20,000,000 which is to be deposited into the Escrow is intended by the parties to serve as the sole source for the recovery of any Losses recoverable pursuant to the provisions of this Section 9.2. Galileo may from time to time make a claim for any Loss by requesting the Escrow Agent to pay to Galileo or the Surviving Corporation the amount thereof from the funds held by the Escrow Agent under the terms of the Escrow Agreement.


                                   ARTICLE 10


                         REGISTRATION OF GALILEO SHARES

         Subject to the applicable provisions of any preexisting agreement to which Galileo is a party, Galileo shall prepare and file within 60 days following the date of Closing, and shall use its reasonable commercial efforts to have declared effective, at Galileo's expense, a S-3 Registration Statement relating to 50% of the Galileo Common Stock issued pursuant to this Agreement, and to maintain the effectiveness of such S-3 Registration Statement through the earlier of (i) 90 days after the effectiveness of such S-3 Registration Statement, and (ii) the date on which a prospectus is no longer required to be delivered under the Securities Act. Galileo shall prepare and file within 90 days after the effective date of such S-3 Registration Statement, and shall use its reasonable commercial efforts to have declared effective, at Galileo's expense, a S-3 Registration Statement relating to the remaining 50% of the Galileo Common Stock issued pursuant to the Agreement, and to maintain the effectiveness at such S-3 Registration Statement until the earlier of (i) 270 days after the effectiveness of such S-3 Registration Statement, and (ii) the date on which a prospectus is no longer required to be delivered under the Securities Act. During the period that either S-3 Registration Statement referred to in this Article 10 is effective, Galileo shall have the right by giving written notice to the holders of Galileo Common Stock whose shares are to be sold pursuant to said S-3 Registration Statement to suspend their right to effect sales pursuant to such S-3 Registration Statement for valid business reasons, but only in the event that the officers of Galileo are restricted from making sales of Galileo Common Stock.


                                   ARTICLE 11


                            MISCELLANEOUS PROVISIONS

     Section 11.1. Notices. Each notice, request, demand, approval or other communication which may be or is required to be given under this Agreement shall be in writing in English and shall be deemed to have been properly given when delivered personally at the address set forth below for the intended party during normal business hours at such address, when sent by facsimile or other electronic transmission to the respective facsimile transmission numbers of the parties set forth below, or when sent by recognized overnight courier service or by United States registered or certified mail, return receipt requested, postage prepaid, addressed as follows:


If to Galileo or Merger Sub:                    Galileo International, Inc.
                                                9700 West Higgins Road
                                                Suite 400
                                                Rosemont, Illinois  60018
                                                Attn:   General Counsel
                                                Facsimile: (847) 518-4915
                                                Confirm: (847) 518-4801


With a copy to:                                 Chapman and Cutler
                                                111 West Monroe Street
                                                Chicago, Illinois  60603
                                                Attn:  Michael P. Barrett
                                                Facsimile:  (312) 701-2361
                                                Confirm:  (312) 845-3770


If to the Company:                              Trip.com, Inc.
                                                6436 South Racine Circle
                                                Suite 202
                                                Englewood, Colorado
                                                Attn:   Brian K. Thomson
                                                Facsimile: (303) 790-9350
                                                Confirm: (303) 790-9360


With a copy to:                                 Wilson Sonsini Goodrich & Rosati
                                                650 Page Mill Road
                                                Palo Alto, California  94304
                                                Attn:  Roger E. George
                                                Facsimile:  (650) 493-6811
                                                Confirm:  (650) 320-4612

Notices shall be given to such other addressee or address, or both, or by way of such other facsimile transmission number, as a particular party may from time to time designate by written notice to the other party hereto. Each notice, request, demand, approval or other communication which is sent in accordance with this Section shall be deemed given and received for all purposes of this Agreement as of three (3) business days after the date of deposit thereof for air mailing in a duly constituted United States post office or branch thereof, one business day after deposit with a recognized overnight courier service or upon confirmation of receipt of any facsimile transmission. Notice given to a party hereto by any other method shall only be deemed to be given and received when actually received in writing by such party.

        Section 11.2. Further Assurance. Each of the parties hereto hereby agrees that after the Closing Date it will from time to time, upon the reasonable request of another party hereto, take such further action as the other may reasonably request to carry out the Merger and the other transactions contemplated by this Agreement, including, without limitation, the execution and delivery of all further evidences and instruments of transfer and assignment.

     Section 11.3. Execution and Counterparts. This Agreement may be executed in any number of counterparts, each and all of which shall be deemed for all purposes to be one agreement.

     Section 11.4. Headings. The headings in this Agreement are intended solely for convenience of reference and shall be given no effect in the construction or interpretation of this Agreement.

     Section 11.5. Effectiveness. This Agreement shall have no force or effect whatsoever unless and until the same shall have been executed and delivered by Galileo, the Merger Sub and the Company.

     Section 11.6. Miscellaneous. This Agreement (a) constitutes the entire agreement and supersedes all other prior agreements and undertakings, both written and oral, between the parties hereto with respect to the subject matter hereof; (b) is not intended to confer upon any other person or entity who or which is not a party hereto any rights or remedies hereunder; (c) shall be binding upon and inure to the benefit of Galileo, the Merger Sub and the Company and their respective successors and assigns; and (d) shall be governed by and construed in accordance with the internal laws, and not the law of conflicts, of the State of Delaware.

     Section 11.7. Publicity. Galileo and the Company shall use their best efforts so that the Company and the Subsidiary shall not issue or cause the publication of any press release or other announcement with respect to this Agreement, or otherwise make any disclosures relating thereto to the press or any third party other than their respective attorneys, accountants and other agents without the prior consent of Galileo and the Company, which consent shall not be unreasonably withheld; provided, however, that such consent shall not be required where such release, announcement or disclosure is required by applicable law or the rules or regulations of a securities exchange, other self-regulatory authority or governmental agency.

         IN WITNESS WHEREOF, the parties hereto have caused this Merger Agreement to be executed as of the day and year first above written.

GALILEO:                                     COMPANY:

GALILEO INTERNATIONAL, INC.                  TRIP.COM, INC.


By   /s/ Paul H. Bristow                     By   /s/ Brian Thompson
   ---------------------                          -------------------
Its Executive Vice President & CFO          Its  President & CEO
    -------------------------------              ----------------



GALILEO ACQUISITION CO.


By   /s/ Paul H. Bristow
   ---------------------
Its  President
    -----------